UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21681
                                                     ---------

                       Old Mutual/Claymore Long-Short Fund
                       -----------------------------------
               (Exact name of registrant as specified in charter)

                   2455 Corporate West Drive, Lisle, IL 60532
                   ------------------------------------------
               (Address of principal executive offices) (Zip code)

                                J. Thomas Futrell
                   2455 Corporate West Drive, Lisle, IL 60532
                   ------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 505-3700
                                                           ----------------

                      Date of fiscal year end: December 31
                                              ------------

                     Date of reporting period: June 30, 2009
                                               -------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act"), is as follows:



   SEMIANNUAL
       REPORT                          OLD MUTUAL/CLAYMORE LONG-SHORT FUND | OLA
June 30, 2009
  (Unaudited)



                            Picture of boats sailing



Logo OLD MUTUAL | Asset                                        Logo CLAYMORE(SM)
                | Management

                                                            WWW.CLAYMORE.COM/OLA


                                                   ...your course to the LATEST,
                                           most up-to-date INFORMATION about the
                                             Old Mutual/Claymore Long-Short Fund

Graphic:
                           OLA    | Old Mutual/
                          LISTED  | Claymore
                          NYSE(R) | Long-Short Fund

Logo OLD MUTUAL | Asset                                        Logo CLAYMORE(SM)
                | Management

    There can be no assurance the Fund will achieve its investment objective.
      The value of the Fund will fluctuate with the value of the underlying secutities. Historically, closed-end funds often trade at a discount to their net asset value.

           NOT FDIC-INSURED    NOT BANK GUARANTEED    MAY LOSE VALUE


The shareholder report you are reading right now is just the beginning of the story. Online at WWW.CLAYMORE.COM/OLA, you will find:

o    Daily, weekly and monthly data on share prices, distributions and more

o    Portfolio overviews and performance analyses

o    Announcements, press releases and special notices

o    Fund and adviser contact information

Analytic Investors, LLC and Claymore are continually updating and expanding shareholder information services on the Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.


2 | Semiannual Report | June 30, 2009

OLA | Old Mutual/Claymore Long-Short Fund

Dear SHAREHOLDER |

We thank you for your investment in the Old Mutual/Claymore Long-Short Fund (the "Fund"). This report covers the Fund's performance for the semiannual period ended June 30, 2009.

The Fund's investment objective is to provide a high level of current income and gains with a secondary objective of long-term capital appreciation. The Fund seeks to achieve these objectives by investing in a diversified portfolio of common stocks and other equity securities utilizing a 130/30 long/short strategy and opportunistically employing a strategy of writing (selling) calls on equity indices and, to a lesser extent, on individual securities held in the Fund's portfolio.

During the period covered by this report, Analytic Investor, Inc. ("Analytic"), the Fund's investment sub-adviser, also pursued a global asset allocation strategy which sought to generate incremental investment returns with a low correlation to the rest of the Fund's portfolio by taking long and short positions in global equity and fixed-income markets. Given the unprecedented volatility in the market and performance of the global asset allocation, the Fund announced on July 20, 2009 that it is suspending its use of this component of its overall investment strategy. The other elements of the strategy remain unchanged.

Claymore Advisors, LLC ("Claymore") is the Investment Adviser to the Fund. Claymore entities provided supervision, management, servicing and/or distribution on approximately $12.9 billion in assets as of June 30, 2009. As the Fund's investment sub-adviser, Analytic is responsible for day-to-day management of the Fund's investments. The firm, established in 1970, is an affiliate of Old Mutual (US) Holdings Inc., more commonly known as Old Mutual Asset Management. Analytic specializes in the creation and continuous management of optioned-equity and optioned-debt portfolios for mutual funds, foundations, insurance companies, endowments, profit-sharing plans, funds of hedge funds, and individual investors. As of June 30, 2009, Analytic managed or supervised approximately $8.5 billion in assets.

We believe that the Fund provides shareholders with the potential to outperform the S&P 500 Index over full market cycles through its multi-strategy approach to investing. Analytic has employed the Fund's strategy for nearly three decades in other investment products for institutional and retail investors. While the Fund's options overlay has similarities to a covered call fund, the Fund's 130/30 long/short equity security selection makes it different. We believe that this multi-strategy approach provides opportunities unavailable in a traditional covered call fund.

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. For the six months ended June 30, 2009, the Fund provided a total return based on market price of 4.25% and a total return based on NAV of -2.20%. As of June 30, 2009, the Fund's market price of $7.66 per share represented a discount of 18.07% to its NAV of $9.35 per share. Past performance is not a guarantee of future results.

The market value of the Fund's shares fluctuates from time to time, and it may be higher or lower than the Fund's NAV. The current discount to NAV may provide an opportunity for suitable investors to purchase shares of the Fund below the market value of the securities in the underlying portfolio. We believe that, over the long term, the progress of the NAV will be reflected in the market price return to shareholders.

The Fund paid quarterly dividends of $0.40 on March 31, 2009, and $0.24 on June 30, 2009. The most recent dividend represents an annualized distribution rate of 12.5% based on the Fund's closing market price of $7.66 on June 30, 2009. Each of the distributions was accompanied by a letter detailing the expected characterization of the distribution for federal income tax purposes. These letters are also posted on the Fund's website. There is no guarantee that the current level of income will be maintained.

                                           Semiannual Report | June 30, 2009 | 3

OLA | Old Mutual/Claymore Long-Short Fund | DEAR SHAREHOLDER continued


We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan ("DRIP"), which is described in detail on page 27 of the Fund's semiannual report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund's common shares is at a premium above NAV, the DRIP reinvests participants' dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a steady quarterly distribution rate, the DRIP plan effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

To learn more about the Fund's performance and investment strategy, we encourage you to read the Questions & Answers section of the report, which begins on page
5. You will find information about Analytic's investment philosophy and discipline, its views on the market environment and how it structured the Fund's portfolio based on its views.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund's website at www.claymore.com/ola.

Sincerely,

/S/ J. Thomas Futrell

J. Thomas Futrell
Chief Executive Officer
Old Mutual/Claymore Long-Short Fund

AN UPDATE ON THE FUND

AGREEMENT AND PLAN OF MERGER

On July 17, 2009, Claymore Group Inc., the parent of the Investment Adviser, entered into an Agreement and Plan of Merger between and among Claymore Group Inc., Claymore Holdings, LLC and GuggClay Acquisition, Inc., (with the latter two entities being wholly-owned, indirect subsidiaries of Guggenheim Partners, LLC ("Guggenheim")) whereby GuggClay Acquisition, Inc. will merge into Claymore Group Inc. which will be the surviving entity. The parties intend that the completed merger will result in a change-of-control whereby Claymore Group Inc. and its subsidiaries, including the Investment Adviser, will become indirect, wholly-owned subsidiaries of Guggenheim. The transaction is not expected to affect the daily operations of the Fund or the investment management activities of the Investment Adviser.

Under the 1940 Act, consummation of this transaction will result in the automatic termination of the Advisory Agreement. Accordingly, prior to such consummation, the Fund expects to enter into a new investment advisory agreement with the Investment Adviser, to become effective upon the consummation of the transaction. This new investment advisory agreement will be subject to the initial approval of the Board of Trustees and subsequent approval by the Fund's shareholders.

4 | Semiannual Report | June 30, 2009

OLA | Old Mutual/Claymore Long-Short Fund

QUESTIONS & ANSWERS |

DENNIS M. BEIN, CFA
CHIEF INVESTMENT OFFICER, PORTFOLIO MANAGER
ANALYTIC INVESTORS, LLC ("ANALYTIC")
As Chief Investment Officer, Dennis Bein oversees the implementation of Analytic's investment strategies. He is a major contributor to Analytic's ongoing research efforts as well as to the new product development efforts and strategy applications. As Portfolio Manager, Bein directs the Old Mutual/Claymore Long-Short Fund's (the "Fund's") management team on day-to-day portfolio management and research related to the Fund's equity-based investment strategies. Bein joined Analytic in 1995 and has worked as an investment professional since 1990. He is a CFA charterholder and earned an M.B.A. from the Anderson Graduate School of Management at the University of California, Riverside.

The Fund is managed by Analytic Investors, LLC. In the following interview, Chief Investment Officer and Portfolio Manager Dennis Bein, CFA, explains the factors that impacted the Fund's performance for the semiannual period ended June 30, 2009.


================================================================================
BEFORE DISCUSSING PERFORMANCE, PLEASE DESCRIBE THE FUND'S INVESTMENT OBJECTIVE AND EXPLAIN HOW ANALYTIC'S INVESTMENT STRATEGY SEEKS TO ACHIEVE IT.

The Fund's primary investment objective is to provide a high level of current income and gains, with a secondary objective of long-term capital appreciation. The Fund seeks to achieve these objectives by investing in a diversified portfolio of common stocks and other equity securities. Analytic utilizes quantitative techniques to develop an equity portfolio for the Fund with a level of diversification and risk similar to that of the S&P 500 Index, but which attempts to outperform the S&P 500 Index over full market cycles through individual security selection and other techniques. In addition to purchasing equity securities (i.e., taking long positions), Analytic attempts to identify stocks in the S&P 500 Index that it believes will underperform relative to the average stock in the universe and will sell the securities short on behalf of the Fund. Alternatively, Analytic may underweight these securities relative to the weights of securities in the S&P 500 Index.

The Fund intends to pursue a 130/30 strategy, meaning that it intends to take long equity positions equal to approximately 130% of the Fund's net assets and short equity positions of approximately 30% of net assets, although the Fund's long/short exposure is expected to vary over time based on Analytic's assessment of market conditions and other factors. The Fund will also opportunistically employ a strategy of writing (selling) call options on equity indices and, to a lesser extent, individual securities held in the Fund's portfolio. The Fund intends to write call options representing approximately 80% to 90% of its net assets, although the extent of the Fund's use of written call options is expected to vary over time based on Analytic's assessment of market conditions and other factors (such that it may range from 0% to 100% of net assets). To the extent used, the option strategy is designed to generate gains from option premiums in an attempt to enhance distributions payable to the Fund's shareholders and to reduce overall portfolio risk. Analytic utilizes quantitative models to develop an equity portfolio believed to offer the potential for capital appreciation over time. The portfolio is constructed with a level of risk similar to that of the S&P 500, in terms of sector exposure, ratio of price to book value, capitalization, beta (sensitivity to broad market moves) and volatility. However, the portfolio is designed with the objective of outperforming the index over a full market cycle by having its long positions invested in the stocks that are expected to outperform, while selling short the stocks expected to underperform the long positions. To generate income and help reduce volatility, a call option overlay is applied.

During the period covered by this report, Analytic also pursued a global asset allocation strategy which sought to generate incremental investment returns with a low correlation to the rest of the Fund's portfolio by taking long and short positions in global equity volatility and currency markets. Given the unprecedented volatility in the market and performance of the global asset allocation, the Fund announced on July 20, 2009 that it is suspending its use of this component of the overall investment strategy. The other elements of the strategy remain unchanged.


================================================================================
PLEASE EXPAND ON THE SPECIFICS OF YOUR PROCESS.

There are three components of the strategy that Analytic believes make the Fund unique among covered call funds.

STOCK SELECTION. Analytic begins by analyzing stock characteristics rather than focusing on individual stocks as many investment managers do. A quantitative review is based on sophisticated mathematical models focused on variables that cover multiple dimensions of a stock's value, such as its valuation, growth potential, historical return patterns, liquidity and risk. The models identify characteristics that investors are currently rewarding or punishing by examining a universe of approximately 3,000 stocks to determine which financial characteristics are shared by the market's largest gaining or losing stocks. Stocks possessing favorable characteristics are ranked and become candidates for the long portfolio. Stocks that possess unfavorable characteristics are candidates for the short portfolio. Ultimately a portfolio of at least 75 highly-ranked stocks is combined with short positions of at least 20 low-ranked stocks. Analytic monitors the portfolio on a real-time basis utilizing a proprietary management system, which identifies media events or changes in fundamental factors that are potentially significant for the portfolio holdings. However, securities are traded only when Analytic believes the incremental return potential will exceed the associated transaction costs.



                                           Semiannual Report | June 30, 2009 | 5

OLA | Old Mutual/Claymore Long-Short Fund | QUESTIONS & ANSWERS continued

OPTIONS OVERLAY. The process used in managing the Fund's option overlay strategy is unique because Analytic typically does not write (sell) call options on individual securities held in the Fund's portfolio as a traditional covered call fund might. Analytic's preference is to sell call options on indices based on strong convictions about the stocks held in the Fund's portfolio. This strategy helps preserve the upside potential of the Fund's individual equity holdings, which is considered to be more important than giving away the upside potential of the market sectors on which calls have been written. Analytic believes that giving away market or sector upside potential in exchange for lower overall volatility and a higher yield provided by the call option premiums benefits the Fund.


Callout Box:

--------------------------------------------------------------------------------
WHAT IS A SHORT SALE?
A short sale is three-step trading strategy that seeks to capitalize on an anticipated decline in the price of a security. First, arrangements are made to borrow shares of the security, typically from a broker. Next, the investor will sell the borrowed shares immediately in the open market with the intention of buying them back at some point in the future. Finally, to complete the cycle, at a later date the investor will repurchase the shares (hopefully at a lower price) and will return them to the lender. In the end, the investor will receive the difference if the share price falls, but will of course incur a loss if it rises.
--------------------------------------------------------------------------------

Callout Box:

--------------------------------------------------------------------------------
WHAT IS AN INDEX OPTION?
An index option is a contract which gives the buyer the right to participate in market gains over and above (in the case of a call) or below (in the case of a put) a specified price (the strike price) on or before a pre-determined date (the expiration date). After this pre-determined date, the option and its corresponding rights expire. For example, the seller of an index call option is obligated, until the expiration date, to pay the holder of the option the difference between the index price and the option's strike price, upon the holder's request. The price of the option is determined from trading activity in the options market and generally reflects the relationship between the current price for the index and the strike price, as well as the time remaining until the expiration date.
--------------------------------------------------------------------------------


================================================================================
PLEASE PROVIDE AN OVERVIEW OF THE MARKET ENVIRONMENT DURING THE FIRST HALF OF 2009.

Stocks continued to decline through the beginning of the period, but rallied beginning in March, as investors responded to positive earnings surprises, Federal Reserve stimulus efforts, and the U.S. Treasury's plan to unload toxic debt. As the credit markets improved and volatility levels fell, investors significantly bid up equity prices through the second half of the period. By the end of the period, however, the rally stalled as investors paused to determine whether expectations of future economic and profit growth would support a continued rally. Adding to the uncertainty, economic news was mixed, as manufacturing appeared to be bottoming and U.S. home sales increased for the fourth straight month, yet the U.S. jobless rate climbed to 9.5%, its highest level since 1983.


================================================================================
HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2009?

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. For the six months ended June 30, 2009, the Fund provided a total return based on market price of 4.25% and a total return based on NAV of -2.20%. As of June 30, 2009, the Fund's market price of $7.66 per share represented a discount of 18.07% to its NAV of $9.35 per share. Past performance is not a guarantee of future results.

The market value and NAV of the Fund's shares fluctuate from time to time, and the Fund's market value may be higher or lower than its NAV. The current discount to NAV may provide an opportunity for suitable investors to purchase shares of the Fund below the market value of the securities in the underlying portfolio. The Investment Adviser believes that, over the long term, the progress of the NAV will be reflected in the market price return to shareholders.

The Fund paid quarterly dividends of $0.40 on March 31, 2009, and $0.24 on June 30, 2009. The most recent dividend represents an annualized distribution rate of 12.5% based on the Fund's closing market price of $7.66 on June 30, 2009. Each of the distributions was accompanied by a letter detailing the expected characterization of the distribution for federal income tax purposes. (These letters are also posted on the Fund's website.)


================================================================================
PLEASE EXPLAIN THE CHARACTERISTICS FAVORED BY YOUR QUANTITATIVE MODEL DURING THE FIRST HALF OF 2009.

Analytic's process is based on the fundamental belief that there is persistency in the types of stock characteristics investors prefer, and it believes that portfolios that reflect these biases will add value in the long run. During the six-month period ended June 30, 2009, an overweight to companies with attractive asset utilization and predicted earnings to price ratios performed well as investors continued to reward these characteristics. In addition, underweighting companies with above average price momentum and high financial leverage contributed to performance as investors penalized these measures. Overweighting companies with above average historical earnings to price ratios and growth in valuation dampened performance as investors turned away from these characteristics. In addition, underweighting companies with above average trading volume and growth in market detracted from performance as investors rewarded these measures.



6 | Semiannual Report | June 30, 2009

OLA | Old Mutual/Claymore Long-Short Fund | QUESTIONS & ANSWERS continued


================================================================================
WHICH DECISIONS REGARDING THE COMMON EQUITY PORTFOLIO HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

Among the best performing positions this portion of the Fund was a long position in automobile manufacturer Ford Motor Company (0.2% of total common stocks and securities sold short). Near the end of the period the automaker announced several products it will be offering, helping the company to achieve its highest market share in three years, even as Ford decreased incentive spending in May. A long position in Corning Incorporated (1.3% of total common stocks and securities sold short), also contributed, as the specialty glass and ceramics maker, whose largest business is liquid crystal display sales, announced that it expected to turn a first-quarter profit, due to an increase in glass orders early in the period.

Another notable long position adding value to the Fund was Texas Instruments Inc. (1.2% of total common stocks and securities sold short), a Dallas based developer/manufacturer of semiconductor and computer technology. Its shares rallied several times during the period, both following the announcement that it will expand its microcontroller unit (MCU) portfolio with the acquisition of Luminary Micro, Inc. (not held in the portfolio at period end), the supplier of a distinctive type of MCUs, and also after updating its second quarter of 2009 guidance, increasing its expected revenue to $2.3-$2.5billion, compared with the prior range of $1.95-$2.4 billion.


================================================================================
WHICH AREAS OF THE EQUITY PORTFOLIO HURT PERFORMANCE?

Among the worst performing stocks was a short position in SLM Corporation (0.5% of total common stocks and securities sold short). The student loan company announced during the period that the U.S. Department of Education has selected the company for its Federal Student Aid Title IV Student Loan Management/Servicing procurement. The contract is for the servicing of federal student loans owned by the Department of Education. The five-year contract is expected to begin in mid-to-late August 2009. A short position in Freeport-McMoRan Copper & Gold, Inc. (not held in the portfolio at period end) detracted from Fund performance during the period. During the period the international mining company reported a cash dividend of $1.6875 per share, on the company's 6(3)/4% mandatory convertible preferred stock. In addition the company announced a cash dividend of $13.75 per share, on its 5(1)/2% convertible perpetual preferred stock.

A long position that detracted from Fund performance was Lexmark International, Inc. (0.3% of total common stocks and securities sold short). Shares in the printing manufacturer/developer fell on the announcement of sharply falling first quarter sales as businesses and consumers cut back on purchases of printers and ink, prompting the company to announce it will close a plant in Mexico to save money.


================================================================================
WHAT WAS THE IMPACT ON PERFORMANCE OF THE OPTIONS AND GLOBAL ASSET ALLOCATION PROGRAMS?

Although the net effect of the options program was negative during the six-month period ended June 30, 2009, as equity markets began to move higher, options written on the S&P 500 Index early in the period posted positive returns. In addition, options sold on certain sectors, such as water and utility indices, contributed to performance, as these sectors underperformed during the period. Options written on the S&P 100 Index detracted from performance. Also, certain sector options underperformed, such as call options written on housing and banking sectors, as these sectors moved higher during the period.

During the six-month period, the global asset allocation strategy generated minimally positive returns. Positive performance in the in the equity and currency components were somewhat offset by negative returns in the VIX-CBOE Volatility Index strategy and tactical asset allocation component. However, this strategy has been a detractor from performance due to the unprecedented market volatility. As a result, the Fund has suspended its use of this component of the investment strategy.

In the equity component, long positions in the Spanish and Swedish markets outperformed short positions in the French and Japanese markets. Despite global equity markets finishing up for the period, the tactical asset allocation model exhibited negative returns on the weakness of the sentiment factor and the change in volatility factor. In the currency component, long positions in the Australian Dollar and Japanese Yen outperformed short positions in the Canadian Dollar and the Euro. Finally, a long position in the VIX negatively impacted performance as equity markets posted strong gains and volatility moved lower.


================================================================================
WHAT IS THE OUTLOOK FOR THE MONTHS AHEAD, AND HOW IS THE FUND POSITIONED FOR THAT OUTLOOK?

Despite the recent rally in the equity market, there is considerable uncertainty regarding the economy and market trends. Since capital markets are highly sensitive to economic reports, it seems reasonable to expect continued volatility as the economy begins to show signs of improvement.

Analytic intends to emphasize stocks with attractive historical earnings to price and cash flow to price ratios. Analytic also intends to focus on select companies with above average asset utilization, while de-emphasizing companies with higher-than-average financial leverage. Analytic further anticipates continuing to seek to emphasize companies with above-average profit margins, while moving away from companies with high trading volume and above-average analyst dispersion.

Analytic believes that the Fund's structure and strategy have the potential to provide attractive returns in a wide variety of market conditions.



                                           Semiannual Report | June 30, 2009 | 7

OLA | Old Mutual/Claymore Long-Short Fund | QUESTIONS & ANSWERS continued


================================================================================
INDEX DEFINITIONS

Indices are unmanaged and it is not possible to invest directly in an index.

The S&P 500 is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The S&P 100, a subset of the S&P 500, is comprised of 100 leading U.S. stocks with exchange-listed options. Constituents of the S&P 100 are selected for sector balance and represent about 57% of the market capitalization of the S&P 500 and almost 45% of the market capitalization of the U.S. equity markets. The stocks in the S&P 100 tend to be the largest and most established companies in the S&P 500.

The VIX-CBOE Volatility Index is widely known as the VIX Index. VIX is the ticker symbol for the Chicago Board Options Exchange (CBOE) Volatility Index, which shows the market's expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The VIX is a widely used measure of market risk and is often referred to as the "investor fear gauge."


================================================================================
OLA RISKS AND OTHER CONSIDERATIONS

The views expressed in this report reflect those of the portfolio manager only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

As with any stock, the price of the Fund's common shares will fluctuate with market conditions and other factors. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. If you sell your common shares, you may receive more or less than your original investment. The common shares are designed for long-term investors and should not be treated as a vehicle for trading.

The Fund will ordinarily have substantial exposure (both long and short) to common stocks and other equity securities in pursuing its investment objectives and policies. The market price of common stocks and other equity securities in which the Fund invests may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets or the issuer itself.

The Fund makes substantial use of short sales for investment and risk management purposes, including when Analytic anticipates that the market price of securities will decline or will underperform relative to other securities held in the Fund's portfolio. The Fund intends to take short equity positions in an amount equal to approximately 30% of the Fund's net assets at the time of sale, but reserves the flexibility to hold short positions of up 70% of net assets. Short sales are transactions in which the Fund sells a security or other instrument (such as an option, forward, futures or other derivative contract) that it does not own. When the Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a potentially unlimited loss to the Fund.

The distributions shareholders receive from the Fund are based primarily on the dividends it earns from its equity investments as well as the gains the Fund receives from writing options and using other derivative instruments, closing out short sales and selling portfolio securities, each of which can vary widely over the short and long term. The dividend income from the Fund's investments in equity securities will be influenced by both general economic activity and issuer-specific factors. In the event of a recession or adverse events affecting a specific industry or issuer, an issuer of equity securities held by the Fund may reduce the dividends paid on such securities. If prevailing market interest rates decline, interest rates on any debt instruments held by the Fund, and shareholders' income from the Fund, would likely decline as well.

There are various risks associated with the Option Strategy. The purchaser of an index option written by the Fund has the right to any appreciation in the cash value of the index over the strike price on the expiration date. Therefore, as the writer of an index call option; the Fund forgoes the opportunity to profit from increases in the index over the strike price of the option. However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund's portfolio securities decline. Similarly, as the writer of a call option on an individual security held in the Fund's portfolio, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security decline. The value of options written by the Fund, which will be priced daily, will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities, changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities and the remaining time to an option's expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid.

An investment in the Fund is subject to certain risks and other considerations, including, but not limited to: Equity Risk; Short Sale Risk; Options Risk, Management Risk; Tax Treatment of Distributions; Derivatives Risk; Counterparty Risk; Credit Risk; Income Risk; Medium- and Smaller-Company Risk; Focused Investment Risk; Interest Rate Risk; Liquidity Risk; Market Disruption and Geopolitical Risk; Leverage Risk; Foreign Investment Risk; Other Investment Companies Risk; and Inflation/Deflation Risk.



8 | Semiannual Report | June 30, 2009

OLA | Old Mutual/Claymore Long-Short Fund

Fund SUMMARY | AS OF JUNE 30, 2009 (unaudited)

FUND STATISTICS
---------------------------------------------------------------
Share Price                                               $7.66
Common Share Net Asset Value                              $9.35
Premium/(Discount) to NAV                               -18.07%
Net Assets ($000)                                      $177,783
---------------------------------------------------------------


TOTAL RETURNS
---------------------------------------------------------------
(INCEPTION 8/25/05)                   MARKET                NAV
---------------------------------------------------------------
Six Months                             4.25%             -2.20%
One Year                             -31.50%            -29.36%
Three Year - average annual          -12.16%            -11.01%
Since Inception - average annual     -12.90%             -8.34%
---------------------------------------------------------------


SECTOR BREAKDOWN                                             %*
---------------------------------------------------------------
Information Technology                                    20.9%
Financials                                                16.3%
Health Care                                               14.1%
Energy                                                    12.3%
Consumer Discretionary                                    10.2%
Consumer Staples                                           9.3%
Industrials                                                8.7%
Telecommunications                                         3.2%
Utilities                                                  2.5%
Materials                                                  2.5%
---------------------------------------------------------------
* % of long-term investments and securities sold short

Securities are classified by sectors that represent broad groupings of related industries.


TOP TEN                                                % OF NET
LONG-TERM COMMON STOCKS                                  ASSETS
---------------------------------------------------------------
Exxon Mobil Corp.                                          4.3%
Intel Corp.                                                2.7%
Chevron Corp.                                              2.5%
Hewlett-Packard Co.                                        2.5%
Comcast Corp. - Class A                                    2.4%
Microsoft Corp.                                            2.3%
Occidental Petroleum Corp.                                 2.2%
AT&T, Inc.                                                 2.1%
Corning, Inc.                                              1.9%
PPL Corp.                                                  1.9%
---------------------------------------------------------------


                                                       % OF NET
TOP FIVE SECURITIES SOLD SHORT                           ASSETS
---------------------------------------------------------------
Plains Exploration & Production Co.                        1.0%
El Paso Corp.                                              0.9%
AutoZone, Inc.                                             0.8%
King Pharmaceuticals, Inc.                                 0.8%
DaVita, Inc.                                               0.8%
---------------------------------------------------------------
Past performance does not guarantee future results. All portfolio data is subject to change daily. For more current information, please visit www.claymore.com/ola. The above summaries are provided for informational purposes only and should not be viewed as recommendations.


Line chart:

SHARE PRICE & NAV PERFORMANCE

       Share Price     NAV

6/30/08 $13.23       $15.19
         13.16        15.05
         12.88        14.87
         12.75        15.03
         12.76        14.99
         12.97        15.07
         12.9         15.02
         12.93        15.08
         12.68        14.83
         12.3         14.88
         12.19        14.72
         12.45        14.77
         12.64        14.83
         12.66        14.89
         12.8         14.93
         12.96        14.71
         12.75        14.55
         12.36        14.51
         12.55        14.82
         12.5         14.76
         12.67        14.78
         12.95        14.87
         12.89        14.77
         12.78        14.65
         12.54        14.64
         12.73        14.76
         12.75        14.67
         12.41        14.76
         12.77        14.68
         12.64        14.58
         12.45        14.68
         12.41        14.8
         12.56        14.82
         12.55        14.67
         12.47        14.51
         12.39        14.53
         12.47        14.68
         12.49        14.79
         12.65        14.85
         12.47        14.72
         12.44        14.64
         12.53        14.75
         12.67        14.9
         12.66        14.8
         12.71        14.7
         12.66        14.5
         12.34        14.23
         12.35        14.13
         12.4         14.31
         12.01        14.12
         12.15        14.21
         11.66        13.89
         11.54        13.94
         10.93        13.58
         10.71        13.61
         10.28        12.99
         10.35        13.28
         10.98        13.72
         10.63        13.53
         10.49        13.28
         10.39        13.11
         10.49        13.36
         10.4         13.31
         9.75         12.36
         10.1         12.83
         10.23        12.86
         10.05        12.42
         10.03        12.51
         9.05         11.92
         8.44         11.45
         7.9          11.28
         7.09          10.6
         6.85         10.48
         8.01         11.63
         8.4          11.45
         7.94         10.52
         8.36         10.78
         8.46         10.76
         9.02         11.22
         8.88         11.12
         8.5          10.75
         8.48         10.97
         8.35         10.82
         8.45         10.67
         9.18         11.29
         9.23         11.04
         9.36         11.12
         9.45         11.33
         9.44         11.35
         9.73         11.52
         9.35         11.15
         8.93         10.82
         9.1             11
         9.02         10.98
         8.75         10.92
         8.38         10.52
         8.48         10.84
         8.27         10.54
         8.15         10.35
         8.01          10.4
         7.29          9.98
         6.43          9.59
         6.6             10
         7.5           9.86
         7.37          9.87
         7.6          10.07
         7.82         10.21
         7.14          9.74
         7.29          9.95
         7.6          10.04
         7.3           9.92
         7.45         10.13
         7.75          10.3
         7.6          10.21
         7.86         10.32
         7.36          9.77
         7.49           9.8
         7.51          9.72
         7.8          10.03
         7.63         10.01
         7.53          9.86
         7.53          9.97
         7.54          9.77
         7.42          9.75
         7.75          9.79
         7.76          9.83
         7.65          9.85
         7.8          10.04
         7.98         10.24
         8.36         10.34
         8.45          10.3
         8.68         10.46
         8.55         10.35
         8.62         10.43
         8.67         10.39
         8.6          10.21
         8.61         10.21
         8.27          9.94
         8.08         10.02
         8.28         10.12
         7.95           9.7
         8.16          9.97
         8.17          9.91
         8.2           9.89
         8.24          9.98
         8.37         10.07
         8.52         10.29
         8.35         10.03
         8.32          9.97
         8.41          9.98
         8.65         10.14
         8.5          10.11
         8.52         10.14
         8.69         10.25
         8.59         10.37
         8.36         10.07
         8.36         10.03
         8.27         10.07
         8.2          10.03
         7.85          9.65
         7.75          9.68
         7.69          9.63
         7.49          9.49
         7.14          9.26
         7.5           9.43
         7.57           9.3
         7.41          9.23
         7.27          9.13
         6.66           8.8
         6.68          8.84
         6.96          9.04
         6.54          8.65
         6.45          8.64
         6.35           8.6
         6.71          8.95
         6.5           8.53
         6.82          8.71
         6.86          8.75
         6.91          8.79
         7.1           8.85
         7.14           8.7
         7.03           8.9
         7.01          8.76
         7.42          9.02
         7.18          9.01
         7.3           8.98
         7.4           9.07
         7.31          9.04
         7.08          8.93
         7.33          9.03
         7.45          9.08
         7.6           9.22
         7.59          9.17
         7.47          9.26
         7.5           9.22
         7.54          9.32
         7.71          9.23
         7.66          9.09
         7.41          9.18
         7.43          9.12
         7.54          9.13
         7.54          9.08
         7.26          9.11
         7.43          9.18
         7.49          9.17
         7.69          9.22
         7.65          9.17
         7.45          9.23
         7.57          9.22
         7.7           9.29
         7.72          9.28
         7.75          9.29
         7.93          9.18
         7.76          9.24
         7.82           9.2
         7.69          9.24
         7.82          9.12
         7.51          9.13
         7.6            9.3
         7.53          9.25
         7.5           9.31
         7.44          9.25
         7.63          9.42
         7.79          9.41
         7.77          9.44
         7.6           9.36
         7.69          9.39
         7.8           9.46
         7.75          9.41
         7.76          9.44
         7.92          9.47
         8.12          9.59
         8.11          9.51
         7.93          9.45
         7.95          9.45
         7.93          9.49
         7.81          9.49
         7.89          9.56
         7.91          9.56
         7.79          9.37
         7.73          9.41
         7.68          9.29
         7.56          9.25
         7.54          9.29
         7.55          9.32
         7.53          9.35
         7.43          9.13
         7.42          9.18
         7.54          9.23
         7.73          9.31
         7.68          9.33
         7.73          9.37
6/30/09  7.66          9.35


Bar Chart:

Distributions to Shareholders

Mar 08   $0.4
Jun 08   $0.4
Sep 08   $0.4
Dec 08   $0.4
Mar 09   $0.4
Jun 09   $0.24


                                                       % OF NET
FUND BREAKDOWN                                           ASSETS
---------------------------------------------------------------
Long-Term Investments                                    117.3%
Short-Term Investments                                    10.9%
---------------------------------------------------------------
Total Investments                                        128.2%
Securities Sold Short                                    -28.1%
Total Value of Options Written                            -2.6%
Other Assets less Liabilities                              2.5%
---------------------------------------------------------------
Total Net Assets                                         100.0%
---------------------------------------------------------------

                                           Semiannual Report | June 30, 2009 | 9

OLA | Old Mutual/Claymore Long-Short Fund

Portfolio of INVESTMENTS | JUNE 30, 2009 (unaudited)

NUMBER
OF SHARES                                                                 VALUE
================================================================================

             LONG-TERM INVESTMENTS - 117.3%
             CONSUMER DISCRETIONARY - 11.0%
      5,990  Amazon.com, Inc. (a) (b)                              $    501,123
      2,148  Barnes & Noble, Inc.                                        44,313
      7,601  Best Buy Co., Inc. (b)                                     254,558
     25,248  Big Lots, Inc. (a)                                         530,966
     32,198  Brinker International, Inc.                                548,332
     13,276  Carmax, Inc. (a)                                           195,157
      2,442  Centex Corp.                                                20,659
    291,835  Comcast Corp. - Class A (b)                              4,228,689
     12,947  Dillard's, Inc. - Class A (c)                              119,112
     10,292  DIRECTV Group, Inc. (a) (b)                                254,315
     65,380  DISH Network Corp. - Class A (a)                         1,059,810
     86,755  Ford Motor Co. (a) (b)                                     526,603
     72,129  Gap, Inc. (b)                                            1,182,916
     11,024  Guess? Inc.                                                284,199
     71,898  H&R Block, Inc. (b)                                      1,238,803
     42,327  Interpublic Group of Companies, Inc. (a) (b)               213,751
     18,541  JC Penney Co., Inc. (c)                                    532,312
     27,756  Johnson Controls, Inc. (b)                                 602,860
     82,875  Las Vegas Sands Corp. (a)                                  651,398
     15,129  Liberty Global, Inc. - Class A (a)                         240,400
     17,109  Lowe's Cos., Inc. (c)                                      332,086
     27,414  Marriott International, Inc. - Class A (b)                 605,034
     11,504  McGraw-Hill Cos., Inc. (b)                                 346,385
      4,196  Office Depot, Inc. (a)                                      19,134
     62,051  RadioShack Corp.                                           866,232
     50,882  Starbucks Corp. (a) (b)                                    706,751
     12,575  Target Corp. (c)                                           496,335
     22,892  TJX Cos., Inc. (b)                                         720,182
          1  WABCO Holdings, Inc.                                            18
     95,815  Walt Disney Co. (b)                                      2,235,364
      4,474  Williams-Sonoma, Inc.                                       53,106
--------------------------------------------------------------------------------
                                                                     19,610,903
--------------------------------------------------------------------------------

             CONSUMER STAPLES - 12.1%
     10,917  BJ's Wholesale Club, Inc. (a)                              351,855
     28,433  Brown-Forman Corp. - Class B (c)                         1,222,050
     17,997  Bunge Ltd. (Bermuda)                                     1,084,319
     14,646  Coca-Cola Enterprises, Inc.                                243,856
     50,649  Costco Wholesale Corp. (b)                               2,314,659
     46,180  Dean Foods Co. (a) (b)                                     886,194
     27,365  Estee Lauder Cos., Inc. - Class A (b)                      894,015


NUMBER
OF SHARES                                                                 VALUE
================================================================================
             CONSUMER STAPLES (CONTINUED)
      1,644  Hormel Foods Corp. (b)                                $     56,784
      1,385  Kroger Co. (c)                                              30,539
      2,683  Pepsi Bottling Group, Inc.                                  90,793
     16,152  PepsiCo, Inc. (b)                                          887,714
     75,789  Philip Morris International, Inc. (b)                    3,305,916
     21,277  Procter & Gamble Co. (b)                                 1,087,255
     29,358  Safeway, Inc. (b)                                          598,022
    133,516  Sara Lee Corp. (b)                                       1,303,116
    130,365  SYSCO Corp. (b)                                          2,930,605
    177,229  Tyson Foods, Inc. - Class A (b)                          2,234,858
     68,375  Walgreen Co. (b)                                         2,010,225
--------------------------------------------------------------------------------
                                                                     21,532,775
--------------------------------------------------------------------------------

             ENERGY - 15.1%
     15,536  Anadarko Petroleum Corp. (b)                               705,179
      1,360  Apache Corp. (b)                                            98,124
     16,324  Baker Hughes, Inc. (b)                                     594,846
     28,890  Cabot Oil & Gas Corp. (c)                                  885,190
      3,827  Cameron International Corp. (a) (c)                        108,304
     67,008  Chevron Corp. (b)                                        4,439,280
     30,465  ConocoPhillips (c)                                       1,281,358
      3,837  EOG Resources, Inc. (b)                                    260,609
    108,422  Exxon Mobil Corp. (b)                                    7,579,782
     29,617  Halliburton Co. (b)                                        613,072
     36,744  Hess Corp. (c)                                           1,974,990
     18,028  Marathon Oil Corp. (b)                                     543,184
     36,649  Murphy Oil Corp. (b)                                     1,990,774
     58,717  Occidental Petroleum Corp. (c)                           3,864,166
      1,425  Peabody Energy Corp.                                        42,978
     47,635  Pioneer Natural Resources Co. (b)                        1,214,692
     30,912  Rowan Cos., Inc.                                           597,220
--------------------------------------------------------------------------------
                                                                     26,793,748
--------------------------------------------------------------------------------

             FINANCIALS - 16.6%
        254  Aflac, Inc. (b)                                              7,897
        324  Alexandria Real Estate Equities, Inc. - REIT                11,596
      3,923  Allied World Assurance Co. Holdings Ltd. (Bermuda)         160,176
     57,817  American Express Co. (b)                                 1,343,667
        387  American Financial Group, Inc.                               8,351
         17  Apartment Investment & Management Co. - Class A - REIT         150
      5,978  Assurant, Inc. (b)                                         144,010
    200,133  Bank of America Corp. (c)                                2,641,756
     25,579  Bank of Hawaii Corp.                                       916,496

See notes to financial statements.

10 | Semiannual Report | June 30, 2009

OLA | Old Mutual/Claymore Long-Short Fund | PORTFOLIO OF INVESTMENTS (unaudited) continued

NUMBER
OF SHARES                                                                 VALUE
================================================================================

             FINANCIALS (CONTINUED)
     81,966  Bank of New York Mellon Corp. (c)                     $  2,402,423
     27,780  BB&T Corp. (b)                                             610,604
      7,533  BlackRock, Inc.                                          1,321,439
      5,410  BOK Financial Corp.                                        203,795
    156,970  Charles Schwab Corp. (c)                                 2,753,254
     16,495  Chubb Corp. (b)                                            657,821
     29,757  Cincinnati Financial Corp. (b)                             665,069
      2,005  Citigroup, Inc.                                              5,955
     73,028  Discover Financial Services (c)                            749,998
      3,998  Federated Investors, Inc. - Class B (b)                     96,312
     25,881  Franklin Resources, Inc. (c)                             1,863,691
      4,469  Hospitality Properties Trust - REIT                         53,136
     99,030  Hudson City Bancorp, Inc. (b)                            1,316,109
     27,716  Invesco Ltd. (Bermuda)                                     493,899
      7,037  Janus Capital Group, Inc. (b)                               80,222
      6,487  JPMorgan Chase & Co. (c)                                   221,272
     27,220  Kimco Realty Corp. - REIT (b)                              273,561
     82,001  MBIA, Inc. (a)                                             355,064
      2,282  MetLife, Inc. (b)                                           68,483
          2  New York Community Bancorp, Inc.                                21
     30,317  Northern Trust Corp. (c)                                 1,627,416
     12,083  Principal Financial Group, Inc. (b)                        227,644
          2  Progressive Corp. (a) (b)                                       30
     21,965  Public Storage - REIT (b)                                1,438,268
     12,282  Rayonier, Inc. - REIT (b) (c)                              446,451
      3,383  SL Green Realty Corp. - REIT                                77,606
     13,014  State Street Corp. (b)                                     614,261
     52,555  T Rowe Price Group, Inc. (c)                             2,189,967
        593  TD Ameritrade Holding Corp. (a)                             10,401
          2  TFS Financial Corp.                                             21
     25,000  Torchmark Corp. (b)                                        926,000
      2,399  Unum Group                                                  38,048
    108,103  US Bancorp. (b)                                          1,937,206
     24,002  Wells Fargo & Co. (b)                                      582,288
--------------------------------------------------------------------------------
                                                                     29,541,834
--------------------------------------------------------------------------------

             HEALTH CARE - 16.4%
     21,419  Aetna, Inc. (c)                                            536,546
    160,483  AmerisourceBergen Corp. (b)                              2,846,968
     38,109  Amgen, Inc. (a) (b)                                      2,017,490
     10,127  Becton Dickinson & Co. (b)                                 722,156
     21,073  Biogen Idec, Inc. (a)                                      951,446
     29,508  Cardinal Health, Inc. (b)                                  901,469
     45,036  Coventry Health Care, Inc. (a) (b)                         842,624


NUMBER
OF SHARES                                                                 VALUE
================================================================================

             HEALTH CARE (CONTINUED)
     15,030  Express Scripts, Inc. (a) (b)                         $  1,033,313
     22,458  Forest Laboratories, Inc. (a) (b)                          563,920
     39,196  Gilead Sciences, Inc. (a) (b)                            1,835,941
     30,192  Health Net, Inc. (a)                                       469,486
     17,990  Hill-Rom Holdings, Inc.                                    291,798
      9,631  Humana, Inc. (a) (c)                                       310,696
        117  Illumina, Inc. (a)                                           4,556
     26,628  IMS Health, Inc. (c)                                       338,176
     52,035  Johnson & Johnson (c)                                    2,955,588
     63,650  McKesson Corp. (c)                                       2,800,600
      4,673  Medco Health Solutions, Inc. (a) (c)                       213,136
     41,416  Merck & Co, Inc. (b)                                     1,157,991
    132,536  Pfizer, Inc. (b)                                         1,988,040
     31,983  Schering-Plough Corp. (b)                                  803,413
     42,627  Stryker Corp. (c)                                        1,693,997
    257,415  Tenet Healthcare Corp. (a) (c)                             725,910
     27,342  UnitedHealth Group, Inc. (b)                               683,003
     12,475  Varian Medical Systems, Inc. (a) (b)                       438,372
     26,192  Wyeth (c)                                                1,188,855
     20,247  Zimmer Holdings, Inc. (a) (b)                              862,522
--------------------------------------------------------------------------------
                                                                     29,178,012
--------------------------------------------------------------------------------
             INDUSTRIALS - 10.6%
          1  Aecom Technology Corp. (a)                                      32
     49,340  AGCO Corp. (a) (b)                                       1,434,314
      7,616  C.H. Robinson Worldwide, Inc. (b)                          397,174
      3,001  Copa Holdings SA - Class A (Panama)                        122,501
     17,783  CSX Corp. (b)                                              615,825
     11,963  Cummins, Inc. (b)                                          421,217
     52,893  Fluor Corp. (c)                                          2,712,882
     32,234  General Dynamics Corp. (b)                               1,785,441
     14,510  Harsco Corp.                                               410,633
        390  ITT Corp.                                                   17,355
     26,425  Jacobs Engineering Group, Inc. (a) (c)                   1,112,228
      5,293  Joy Global, Inc.                                           189,066
    107,101  KBR, Inc.                                                1,974,942
     17,364  Lockheed Martin Corp. (c)                                1,400,407
        717  Pall Corp. (b)                                              19,044
     42,604  Raytheon Co. (b)                                         1,892,896
     17,968  Shaw Group, Inc. (a)                                       492,503
    199,224  Southwest Airlines Co.                                   1,340,778
     10,273  Timken Co.                                                 175,463
     10,041  Tyco International Ltd. (Bermuda) (b)                      260,865
      4,934  Union Pacific Corp. (b)                                    256,864


See notes to financial statements.

                                          Semiannual Report | June 30, 2009 | 11

OLA | Old Mutual/Claymore Long-Short Fund | PORTFOLIO OF INVESTMENTS (unaudited) continued

NUMBER
OF SHARES                                                                 VALUE
================================================================================
             INDUSTRIALS (CONTINUED)
      8,348  United Technologies Corp. (c)                         $    433,762
     52,095  Waste Management, Inc. (b)                               1,466,995
--------------------------------------------------------------------------------
                                                                     18,933,187
--------------------------------------------------------------------------------

             INFORMATION TECHNOLOGY - 24.9%
     13,043  Accenture Ltd. - Class A (Bermuda)                         436,419
     30,530  Agilent Technologies, Inc. (a) (b)                         620,064
     78,379  Analog Devices, Inc. (b)                                 1,942,232
          8  AVX Corp.                                                       79
     59,050  Cisco Systems, Inc. (a) (b)                              1,100,692
     22,700  Computer Sciences Corp. (a) (b)                          1,005,610
      9,016  Compuware Corp. (a) (b)                                     61,850
     46,245  Convergys Corp. (a) (b)                                    429,154
    208,550  Corning, Inc. (c)                                        3,349,313
     63,991  Dell, Inc. (a) (c)                                         878,596
    103,912  eBay, Inc. (a) (b)                                       1,780,013
     70,766  Electronic Arts, Inc. (a) (c)                            1,537,038
      1,786  Google, Inc. - Class A (a) (c)                             752,960
      6,938  Hewitt Associates, Inc. - Class A (a)                      206,614
    114,578  Hewlett-Packard Co. (b)                                  4,428,440
     32,965  Ingram Micro, Inc. - Class A (a)                           576,888
    286,580  Intel Corp. (b)                                          4,742,899
     20,893  International Business Machines Corp. (b)                2,181,647
     53,635  Lexmark International, Inc. - Class A (a) (b)              850,115
     27,183  LSI Corp. (a)                                              123,954
      6,423  Mastercard, Inc. - Class A (b)                           1,074,632
    172,008  Microsoft Corp. (b)                                      4,088,630
    392,741  Motorola, Inc. (b)                                       2,603,873
     28,112  QUALCOMM, Inc. (b)                                       1,270,662
     14,655  Sun Microsystems, Inc. (a)                                 135,119
     28,644  Tech Data Corp. (a)                                        936,945
         68  Teradata Corp. (a) (c)                                       1,593
    144,210  Texas Instruments, Inc. (b)                              3,071,673
     23,246  Total System Services, Inc.                                311,264
      3,338  VeriSign, Inc. (a)                                          61,686
     34,617  Visa, Inc. - Class A                                     2,155,254
     58,231  Western Union Co. (b)                                      954,988
     35,808  Yahoo!, Inc. (a) (b)                                       560,753
--------------------------------------------------------------------------------
                                                                     44,231,649
--------------------------------------------------------------------------------


NUMBER
OF SHARES                                                                 VALUE
================================================================================

             MATERIALS - 3.1%
      3,371  Ashland, Inc. (b)                                     $     94,557
        950  CF Industries Holdings, Inc.                                70,433
      9,791  Cliffs Natural Resources, Inc.                             239,586
          3  Commercial Metals Co.                                           48
     44,664  Dow Chemical Co. (c)                                       720,877
     17,018  Eastman Chemical Co. (c)                                   644,982
     45,945  Ecolab, Inc. (b)                                         1,791,396
     23,705  Huntsman Corp.                                             119,236
     12,978  International Paper Co.                                    196,357
     40,923  MeadWestvaco Corp. (c)                                     671,546
      4,745  Pactiv Corp. (a)                                           102,967
      8,556  Terra Industries, Inc.                                     207,226
     17,421  Titanium Metals Corp. (b)                                  160,099
     13,642  United States Steel Corp. (c)                              487,565
--------------------------------------------------------------------------------
                                                                      5,506,875
--------------------------------------------------------------------------------

             TELECOMMUNICATIONS - 4.0%
    149,549  AT&T, Inc. (b)                                           3,714,797
      2,801  Embarq Corp.                                               117,810
     65,044  NII Holdings, Inc. (a)                                   1,240,389
    358,760  Sprint Nextel Corp. (a) (c)                              1,725,636
      7,576  United States Cellular Corp. (a)                           291,297
--------------------------------------------------------------------------------
                                                                      7,089,929
--------------------------------------------------------------------------------

             UTILITIES - 3.5%
     31,545  AES Corp. (a) (b)                                          366,237
     18,084  Dynegy, Inc. - Class A (a)                                  41,051
     15,059  Energen Corp.                                              600,854
     71,474  NRG Energy, Inc. (a)                                     1,855,465
    100,683  PPL Corp. (c)                                            3,318,512
--------------------------------------------------------------------------------
                                                                      6,182,119
--------------------------------------------------------------------------------

             TOTAL LONG-TERM INVESTMENTS - 117.3%
             (Cost $242,627,791)                                    208,601,031
--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                    VALUE
================================================================================
             U.S. GOVERNMENT SECURITIES - 7.6%
$13,550,000  U.S. Treasury Bill
             yielding 0.351% 2/11/10 maturity
             (Cost $13,520,359)                                      13,519,350
--------------------------------------------------------------------------------


See notes to financial statements.

12 | Semiannual Report | June 30, 2009

OLA | Old Mutual/Claymore Long-Short Fund | PORTFOLIO OF INVESTMENTS (unaudited) continued


NUMBER
OF SHARES                                                                 VALUE
================================================================================

             MONEY MARKET FUNDS - 3.3%
  5,776,474  Dreyfus Institutional Reserve Money Market Fund
             (Cost $5,776,474)                                     $  5,776,474
--------------------------------------------------------------------------------
             TOTAL SHORT-TERM INVESTMENTS - 10.9%
             (Cost $19,296,833)                                      19,295,824
--------------------------------------------------------------------------------
             TOTAL INVESTMENTS - 128.2%
             (Cost $261,924,624)                                    227,896,855
             Securities Sold Short - (28.1%)
             (Proceeds $43,501,191)                                 (49,961,578)
             Total Value of Options Written
             (Premiums received $4,584,152) - (2.6%)                 (4,579,525)
             Other Assets in excess of Liabilities  - 2.5%            4,427,207
--------------------------------------------------------------------------------
             NET ASSETS  - 100.0%                                  $177,782,959
================================================================================


             SECURITIES SOLD SHORT - 28.1%
             COMMON STOCKS - 27.0%
             CONSUMER DISCRETIONARY - 3.0%
     13,898  Abercrombie & Fitch Co. - Class A                     $    352,870
      9,549  AutoZone, Inc.                                           1,442,949
      4,300  Black & Decker Corp.                                       123,238
      7,266  CBS Corp. - Class B                                         50,281
     27,456  Central European Media Enterprises Ltd. - Class A
                (Bermuda)                                               540,609
     33,109  Gannett Co., Inc.                                          118,199
        659  Harman International Industries, Inc.                       12,389
     13,999  Jarden Corp.                                               262,481
      6,240  KB Home                                                     85,363
      4,113  MDC Holdings, Inc.                                         123,843
     25,293  O'Reilly Automotive, Inc.                                  963,158
     48,860  Toll Brothers, Inc.                                        829,154
     14,583  Weight Watchers International, Inc.                        375,804
--------------------------------------------------------------------------------
                                                                      5,280,338
--------------------------------------------------------------------------------

             CONSUMER STAPLES - 1.3%
     17,085  Clorox Co.                                                 953,855
      1,016  Energizer Holdings, Inc.                                    53,076
     28,856  JM Smucker Co.                                           1,404,133
--------------------------------------------------------------------------------
                                                                      2,411,064
--------------------------------------------------------------------------------

             ENERGY - 2.9%
     30,664  Chesapeake Energy Corp.                                    608,067
      2,158  Diamond Offshore Drilling, Inc.                            179,222
    173,341  El Paso Corp.                                            1,599,937
          2  Helix Energy Solutions Group, Inc.                              22
     10,198  Newfield Exploration Co.                                   333,169
     66,832  Plains Exploration & Production Co.                      1,828,523
     63,324  Quicksilver Resources, Inc.                                588,280
          2  SandRidge Energy, Inc.                                          17
--------------------------------------------------------------------------------
                                                                      5,137,237
--------------------------------------------------------------------------------


NUMBER
OF SHARES                                                                 VALUE
================================================================================

             FINANCIALS - 6.9%
      4,175  Affiliated Managers Group, Inc.                       $    242,943
     44,826  Allstate Corp.                                           1,093,754
     23,248  Ameriprise Financial, Inc.                                 564,229
    101,276  Apartment Investment & Management Co. -
                 Class A - REIT                                         896,293
     21,132  Capital One Financial Corp.                                462,368
     59,149  CB Richard Ellis Group, Inc. - Class A                     553,635
     28,155  Comerica, Inc.                                             595,478
          1  Fidelity National Financial, Inc. - Class A                     14
     60,684  First Horizon National Corp.                               728,208
     55,587  Genworth Financial, Inc. - Class A                         388,553
     58,410  Hartford Financial Services Group, Inc.                    693,327
     40,331  Huntington Bancshares, Inc.                                168,584
     21,591  Jefferies Group, Inc.                                      460,536
     31,354  Keycorp                                                    164,295
     30,985  Legg Mason, Inc.                                           755,414
     17,486  Leucadia National Corp.                                    368,780
        905  Lincoln National Corp.                                      15,575
      1,254  Markel Corp.                                               353,252
          1  NASDAQ OMX Group, Inc.                                          21
     15,877  ProLogis - REIT                                            127,969
     21,797  Protective Life Corp.                                      249,358
     11,525  Prudential Financial, Inc.                                 428,960
      1,477  Regions Financial Corp.                                      5,967
      4,310  RenaissanceRe Holdings Ltd. (Bermuda)                      200,587
    131,774  SLM Corp.                                                1,353,319
        650  St. Joe Co.                                                 17,218
     23,381  Synovus Financial Corp.                                     69,909
      7,723  Taubman Centers, Inc. - REIT                               207,440
          1  UDR, Inc. - REIT                                                10
      8,662  Vornado Realty Trust - REIT                                390,050
     56,157  XL Capital Ltd. - Class A (Cayman Islands)                 643,559
        444  Zions Bancorporation                                         5,133
--------------------------------------------------------------------------------
                                                                     12,204,738
--------------------------------------------------------------------------------

             HEALTH CARE - 4.1%
      8,582  BioMarin Pharmaceutical, Inc.                              133,965
     28,880  DaVita, Inc.                                             1,428,405
      2,867  HLTH Corp.                                                  37,558
     77,864  Hologic, Inc.                                            1,108,005
     11,709  Inverness Medical Innovations, Inc.                        416,606
     15,572  Kinetic Concepts, Inc.                                     424,337
    149,646  King Pharmaceuticals, Inc.                               1,441,091
     11,184  Laboratory Corp. of America Holdings                       758,163
      8,634  Perrigo Co.                                                239,852


See notes to financial statements.

                                          Semiannual Report | June 30, 2009 | 13

OLA | Old Mutual/Claymore Long-Short Fund | PORTFOLIO OF INVESTMENTS (unaudited) continued


NUMBER
OF SHARES                                                                 VALUE
================================================================================

             HEALTH CARE (CONTINUED)
     35,972  Vertex Pharmaceuticals, Inc.                          $  1,282,042
        600  WellCare Health Plans, Inc.                                 11,094
--------------------------------------------------------------------------------
                                                                      7,281,118
--------------------------------------------------------------------------------

             INDUSTRIALS - 2.0%
     61,680  AMR Corp.                                                  247,954
     15,596  Avery Dennison Corp.                                       400,505
      9,191  BE Aerospace, Inc.                                         131,983
     14,850  Boeing Co.                                                 631,125
        780  Continental Airlines, Inc. - Class B                         6,911
      1,621  Delta Air Lines, Inc.                                        9,386
      8,570  Dun & Bradstreet Corp.                                     695,970
        390  FTI Consulting, Inc.                                        19,781
     13,965  Iron Mountain, Inc.                                        401,494
     50,825  Manitowoc Co., Inc.                                        267,339
     23,024  Oshkosh Corp.                                              334,769
     19,276  Owens Corning                                              246,347
      2,425  Rockwell Automation, Inc.                                   77,891
        207  Terex Corp.                                                  2,498
      4,685  Textron, Inc.                                               45,257
--------------------------------------------------------------------------------
                                                                      3,519,210
--------------------------------------------------------------------------------

             INFORMATION TECHNOLOGY - 5.4%
     10,694  Applied Materials, Inc.                                    117,313
      3,710  BMC Software, Inc.                                         125,361
     14,310  Brocade Communications Systems, Inc.                       111,904
     85,153  Ciena Corp.                                                881,334
      7,137  Citrix Systems, Inc.                                       227,599
    115,851  Cypress Semiconductor Corp.                              1,065,829
      2,816  F5 Networks, Inc.                                           97,405
      5,131  Fidelity National Information Services, Inc.               102,415
     26,347  Fiserv, Inc.                                             1,204,058
     17,910  International Rectifier Corp.                              265,247
      3,353  Itron, Inc.                                                184,650
     43,840  KLA-Tencor Corp.                                         1,106,960
     48,068  Lam Research Corp.                                       1,249,768
     60,050  Linear Technology Corp.                                  1,402,167
     28,994  Novellus Systems, Inc.                                     484,200
     55,406  Nuance Communications, Inc.                                669,858
     26,485  Rambus, Inc.                                               410,253
--------------------------------------------------------------------------------
                                                                      9,706,321
--------------------------------------------------------------------------------


NUMBER
OF SHARES                                                                 VALUE
================================================================================
             MATERIALS - 0.5%
          1  Eagle Materials, Inc.                                 $         25
     23,105  International Flavors & Fragrances, Inc.                   755,996
      6,563  Weyerhaeuser Co.                                           199,712
--------------------------------------------------------------------------------
                                                                        955,733
--------------------------------------------------------------------------------

             TELECOMMUNICATIONS - 0.7%
     10,163  Leap Wireless International, Inc.                          334,668
     34,824  SBA Communications Corp. - Class A                         854,581
--------------------------------------------------------------------------------
                                                                      1,189,249
--------------------------------------------------------------------------------

             UTILITIES - 0.2%
      8,030  Consolidated Edison, Inc.                                  300,483
--------------------------------------------------------------------------------

             TOTAL COMMON STOCKS SOLD SHORT - 27.0 %
             (Proceeds $41,617,858)                                  47,985,491
--------------------------------------------------------------------------------

             TRACKING STOCKS - 0.9%
             CONSUMER DISCRETIONARY - 0.9%
     27,883  Liberty Media Corp. - Capital Series A                     378,093
     44,209  Liberty Media Corp. - Entertainment Series A             1,182,591
--------------------------------------------------------------------------------
             (Proceeds $1,461,779)                                    1,560,684
--------------------------------------------------------------------------------

             MASTER LIMITED PARTNERSHIPS - 0.2%
             FINANCIALS - 0.2%
     15,431  Lazard Ltd. - Class A (Bermuda)
             (Proceeds $421,554)                                        415,403
--------------------------------------------------------------------------------
             TOTAL SECURITIES SOLD SHORT - 28.1 %
             (Proceeds $43,501,191)                                $ 49,961,578
================================================================================


See notes to financial statements.

14 | Semiannual Report | June 30, 2009

OLA | Old Mutual/Claymore Long-Short Fund | PORTFOLIO OF INVESTMENTS (unaudited) continued


CONTRACTS
(100 SHARES                                           EXPIRATION   EXERCISE       MARKET
PER CONTRACT)  OPTIONS WRITTEN(a)                           DATE      PRICE        VALUE
=========================================================================================
               CALL OPTIONS WRITTEN (A)
          61   ISE Intergrated Oil and Gas Index       July 2009   $ 215.00   $   22,875
       1,740   ISE SINdex                              July 2009      85.00      478,500
       5,090   KBW Bank Index                          July 2009      37.50      445,375
         360   Morgan Stanley Cyclical Index           July 2009     550.00      865,800
         260   NYSE Arca Oil Index                     July 2009     930.00      422,500
         600   S&P 100 Index                           July 2009     425.00      651,000
         585   S&P 100 Index                           July 2009     430.00      453,375
         425   S&P 400 Midcap Index                    July 2009     570.00      782,000
         145   S&P 500 Index                           July 2009     935.00      150,075
         555   S&P 600 Small Cap Index                 July 2009     270.00      308,025
-----------------------------------------------------------------------------------------
               TOTAL OPTIONS WRITTEN
               (Premiums received $4,584,152)                                 $4,579,525
-----------------------------------------------------------------------------------------

ISE - International Securities Exchange, LLC
KBW - Keefe, Bruyette & Woods, Inc.
REIT - Real Estate Investment Trust
S&P - Standard and Poor's
(a)  Non-income producing security.
(b) All or a portion of these securities are held as collateral for securities sold short.
(c) All or a portion of these securities are held as collateral for futures or options.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

                                          Semiannual Report | June 30, 2009 | 15

OLA | Old Mutual/Claymore Long-Short Fund

Statement of ASSETS AND LIABILITIES | JUNE 30, 2009 (unaudited)


ASSETS
   Investments, at value (cost $242,627,791)                                                      $208,601,031
   Short term investments (cost $19,296,833)                                                        19,295,824
--------------------------------------------------------------------------------------------------------------
      Total investments (cost $261,924,624)                                                        227,896,855
--------------------------------------------------------------------------------------------------------------
   Cash                                                                                              3,477,325
   Variation margin on futures                                                                         926,977
   Dividends and interest receivable                                                                   269,277
   Other assets                                                                                         26,824
--------------------------------------------------------------------------------------------------------------
      Total assets                                                                                 232,597,258
--------------------------------------------------------------------------------------------------------------

LIABILITIES
   Securities sold short, at value (proceeds $43,501,191)                                           49,961,578
   Options written, at value (premiums received of $4,584,152)                                       4,579,525
   Advisory fee payable                                                                                146,521
   Investments purchased payable                                                                        35,284
   Administration fee payable                                                                            4,029
   Accrued expenses                                                                                     87,362
--------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                             54,814,299
--------------------------------------------------------------------------------------------------------------

NET ASSETS                                                                                        $177,782,959
==============================================================================================================

COMPOSITION OF NET ASSETS
Common stock, $.01 par value per share; unlimited number of shares authorized,
   19,005,240 shares issued and outstanding                                                       $    190,052
Additional paid-in capital                                                                         320,244,358
Net unrealized depreciation on investments, futures, options,
   securities sold short, forwards and currency translation                                        (39,199,234)
Accumulated net realized loss on investments, futures, options, securities sold
   short, forwards and currency transactions                                                       (88,864,071)
Accumulated net investment loss                                                                    (14,588,146)
--------------------------------------------------------------------------------------------------------------

NET ASSETS                                                                                        $177,782,959
==============================================================================================================

NET ASSET VALUE
   (based on 19,005,240 common shares outstanding)                                                $       9.35
==============================================================================================================


See notes to financial statements.

16 | Semiannual Report | June 30, 2009

OLA | Old Mutual/Claymore Long-Short Fund

Statement of OPERATIONS | FOR THE SIX MONTHS ENDED JUNE 30, 2009 (unaudited)

INVESTMENT INCOME
   Dividends                                                                    $  2,788,867
   Interest                                                                           68,568
---------------------------------------------------------------------------------------------------------------
      Total income                                                                                 $ 2,857,435
---------------------------------------------------------------------------------------------------------------
EXPENSES
   Advisory fee                                                                      890,714
   Dividends on securities sold short                                                819,606
   Custodian fee                                                                     435,503
   Professional fees                                                                  82,495
   Trustees' fees and expenses                                                        71,601
   Printing expense                                                                   40,889
   Fund accounting                                                                    40,516
   Administration fee                                                                 24,495
   NYSE listing fee                                                                   10,498
   Transfer agent fee                                                                  9,380
   Insurance                                                                           9,103
   Miscellaneous                                                                       6,344
---------------------------------------------------------------------------------------------------------------
      Total expenses                                                                                 2,441,144
---------------------------------------------------------------------------------------------------------------
      NET INVESTMENT INCOME                                                                            416,291
---------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                                                                 $(58,360,969)
      Futures                                                                                        1,374,807
      Options                                                                                       (5,235,742)
      Securities sold short                                                                         14,834,326
      Foreign currency forwards and currency transactions                                              795,401
   Net change in unrealized appreciation (depreciation) on:
      Investments                                                                                   65,128,416
      Futures                                                                                         (630,860)
      Options                                                                                       (1,728,574)
      Securities sold short                                                                        (20,082,109)
      Foreign currency forwards and currency translation                                            (1,230,842)
---------------------------------------------------------------------------------------------------------------
   NET REALIZED AND UNREALIZED LOSS                                                                 (5,136,146)
---------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                              $ (4,719,855)
===============================================================================================================

See notes to financial statements.

                                          Semiannual Report | June 30, 2009 | 17

OLA | Old Mutual/Claymore Long-Short Fund

Statement of CHANGES IN NET ASSETS |

                                                                                             FOR THE
                                                                                    SIX MONTHS ENDED               FOR THE
                                                                                       JUNE 30, 2009            YEAR ENDED
                                                                                         (UNAUDITED)     DECEMBER 31, 2008
===========================================================================================================================
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income (loss)                                                         $    416,291         $     969,018
   Net realized gain (loss) on investments, futures, options, securities sold short,
      forwards and currency transactions                                                 (46,592,177)          (54,535,752)
   Net unrealized appreciation (depreciation) on investments, futures, options,
      securities sold short, forwards and currency translation                            41,456,031           (59,430,917)
---------------------------------------------------------------------------------------------------------------------------
      Net increase/(decrease) in net assets resulting from operations                     (4,719,855)         (112,997,651)
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
   From and in excess of net investment income                                           (12,163,354)           (2,755,313)
   Return of capital                                                                               -           (27,653,071)
---------------------------------------------------------------------------------------------------------------------------
      Total distributions to common shareholders                                         (12,163,354)          (30,408,384)
---------------------------------------------------------------------------------------------------------------------------
      Total increase (decrease) in net assets                                            (16,883,209)         (143,406,035)

NET ASSETS
   Beginning of period                                                                   194,666,168           338,072,203
---------------------------------------------------------------------------------------------------------------------------
   End of period (including accumulated net investment loss of
      $14,588,146 and $2,841,083, respectively)                                         $177,782,959         $ 194,666,168
===========================================================================================================================

See notes to financial statements.

18 | Semiannual Report | June 30, 2009

OLA | Old Mutual/Claymore Long-Short Fund

Financial HIGHLIGHTS |

                                                                                   FOR THE
                                                                          SIX MONTHS ENDED             FOR THE              FOR THE
PER SHARE OPERATING PERFORMANCE                                              JUNE 30, 2009          YEAR ENDED           YEAR ENDED
FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIOD                           (UNAUDITED)   DECEMBER 31, 2008    DECEMBER 31, 2007
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                             $   10.24           $   17.79            $   18.89
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(b)                                                    0.02                0.05                (0.10)
   Net realized and unrealized gain (loss) on investments, futures, options,
      securities sold short, forwards and foreign currency                           (0.27)              (6.00)                0.60
------------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                               (0.25)              (5.95)                0.50
------------------------------------------------------------------------------------------------------------------------------------
COMMON SHARES' OFFERING EXPENSES CHARGED TO PAID-IN CAPITAL                              -                   -                    -
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
   From and in excess of net investment income                                       (0.64)              (0.14)               (1.60)
   Return of capital                                                                     -               (1.46)                   -
------------------------------------------------------------------------------------------------------------------------------------
      Total distributions to common shareholders                                     (0.64)              (1.60)               (1.60)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                   $    9.35           $   10.24             $  17.79
====================================================================================================================================
MARKET VALUE, END OF PERIOD                                                      $    7.66           $    7.98             $  15.33
====================================================================================================================================
TOTAL INVESTMENT RETURN (c)
   Net asset value                                                                   -2.20%             -35.09%                2.54%
   Market value                                                                       4.25%             -39.88%               -8.45%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                            $ 177,783           $ 194,666             $338,072
Ratios to average net assets, including dividend expense on
securities sold short:
Total expense ratio                                                                   2.74%(d)            2.26%                2.81%
   Operating expense ratio                                                            1.82%(d)            1.41%                1.50%
   Dividends paid on securities sold short                                            0.92%(d)            0.85%                1.31%
Net investment income (loss) ratio                                                    0.47%(d)            0.36%               -0.55%
Portfolio turnover                                                                     139%                223%                 323%


                                                                                                           FOR THE PERIOD
                                                                                             FOR THE     AUGUST 25, 2005*
PER SHARE OPERATING PERFORMANCE                                                           YEAR ENDED              THROUGH
FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIOD                               DECEMBER 31, 2006    DECEMBER 31, 2005
=============================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                                       $   18.80            $   19.10 (a)
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(b)                                                              0.07                 0.04
   Net realized and unrealized gain (loss) on investments, futures, options,
      securities sold short, forwards and foreign currency                                      1.62                 0.10
-----------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                                          1.69                 0.14
-----------------------------------------------------------------------------------------------------------------------------
COMMON SHARES' OFFERING EXPENSES CHARGED TO PAID-IN CAPITAL                                        -                (0.04)
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
   From and in excess of net investment income                                                 (1.60)               (0.40)
   Return of capital                                                                               -                    -
-----------------------------------------------------------------------------------------------------------------------------
      Total distributions to common shareholders                                               (1.60)               (0.40)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                             $   18.89            $   18.80
=============================================================================================================================
MARKET VALUE, END OF PERIOD                                                                $   18.33            $   16.47
=============================================================================================================================
TOTAL INVESTMENT RETURN (c)
   Net asset value                                                                              9.36%                0.52%
   Market value                                                                                21.70%              -15.76%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                                      $ 359,036            $ 357,292
Ratios to average net assets, including dividend expense on
securities sold short:
Total expense ratio                                                                             2.00%                1.58%(d)(e)
   Operating expense ratio                                                                      1.52%                1.34%(d)
   Dividends paid on securities sold short                                                      0.48%                0.24%(d)(e)
Net investment income (loss) ratio                                                              0.39%                0.75%(d)(e)
Portfolio turnover                                                                               248%                  60%


*    Commencement of investment operations.

(a)  Before deduction of offering expenses charged to capital.

(b)  Based on average shares outstanding during the period.

(c) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value ("NAV") or market price per share.
     Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund's Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)  Annualized.

(e)  The expense ratio includes dividend payments made on securities sold short.
     During the approximate four month period from August 25, 2005 through December 31, 2005, nine securities sold short made two quarterly payments.
     The annualized ratios noted above have been adjusted such that these securities would only reflect the equivalent of four quarterly dividends per security. Had this adjustment not been made, the expense ratio would have been 1.65% and the net investment income ratio would have been 0.68%.


See notes to financial statements.

                                          Semiannual Report | June 30, 2009 | 19

OLA | Old Mutual/Claymore Long-Short Fund

Notes to FINANCIAL STATEMENTS | JUNE 30, 2009 (unaudited)


Note 1 - ORGANIZATION:
Old Mutual/Claymore Long-Short Fund (the "Fund") was organized as a Massachusetts business trust on December 3, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund's primary investment objective is to provide a high level of current income and current gains. The Fund's secondary investment objective is to provide long-term capital appreciation. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities and by selling securities short in the S&P 500 Index that it believes will underperform relative to the average stock in the S&P 500. The Fund will also write (sell) call options on equity indices and, to a lesser extent, on individual securities held in the Fund's portfolio. The Fund may also employ a variety of other strategies involving futures and forward contracts and other derivative instruments in an attempt to enhance the Fund's investment returns. There can be no assurance that the Fund's investment objective will be achieved.

Note 2 - ACCOUNTING POLICIES:
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund.

(a) VALUATION OF INVESTMENTS AND DERIVATIVES
Equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Readily marketable securities listed on an exchange are valued at the last reported sale price on the primary exchange or in the principal over the counter ("OTC") market on which they are traded. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Equity index options are valued at the closing price on the primary exchange on which they are traded. Futures and options on future contracts are valued at the settlement price determined by the exchange on which they are traded. Forward exchange currency contracts are valued daily at current exchange rates. All other types of securities, including restricted securities, and securities for which market quotations are not readily available, are valued as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities having a remaining maturity of sixty days or less at the time of purchase are valued at amortized cost, which approximates market value.

For those securities whose quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security's (or asset's) "fair value". Such fair value is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security,
(iii) the existence of any contractual restrictions on the security's disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company's financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

In September, 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, "Fair Valuation Measurements" ("FAS 157"). The Fund adopted FAS 157 effective on January 1, 2008. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation). In April 2009, the FASB issued FSP FAS 157-4, "Determining Fair Value When Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" (FSP 157-4). FSP 157-4 provides guidance on how to determine the fair value of assets and liabilities when the volume and level of activity for the asset/liability has significantly decreased. The Fund adopted FSP 157-4 effective on June 30, 2009. The following table represents the Fund's investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of June 30, 2009:


VALUATIONS (IN $000'S)
DESCRIPTION                   LEVEL 1      LEVEL 2        LEVEL 3        TOTAL
===============================================================================
Assets:
Common stocks
 Consumer Discretionary     $  19,611      $     -        $     -     $ 19,611
 Consumer Staples              21,533            -              -       21,533
 Energy                        26,794            -              -       26,794
 Financials                    29,542            -              -       29,542
 Health Care                   29,178            -              -       29,178
 Industrials                   18,933            -              -       18,933
 Information Technology        44,232            -              -       44,232
 Materials                      5,507            -              -        5,507
 Telecommunications             7,090            -              -        7,090
 Utilities                      6,182            -              -        6,182
Money Market Funds              5,776            -              -        5,776
U.S. Government Securities          -       13,519              -       13,519
Derivatives                         -        3,015*             -        3,015
-------------------------------------------------------------------------------
Total                        $214,378      $16,534        $     -     $230,912
===============================================================================

* Reflects cumulative appreciation/depreciation of futures contracts as presented in the Notes to Financial Statements. The variation margin as of June 30, 2009 is reflected on the Statement of Assets and Liabilities.

20 | Semiannual Report | June 30, 2009

OLA | Old Mutual/Claymore Long-Short Fund | NOTES TO FINANCIAL STATEMENTS (unaudited) continued

VALUATIONS AT JUNE 30, 2009
DESCRIPTION                   LEVEL 1      LEVEL 2        LEVEL 3        TOTAL
===============================================================================
(VALUE IN $000S)
Liabilities:
Common stocks
 Consumer Discretionary       $ 6,841     $      -       $      -     $  6,841
 Consumer Staples               2,411            -              -        2,411
 Energy                         5,137            -              -        5,137
 Financials                    12,620            -              -       12,620
 Health Care                    7,281            -              -        7,281
 Industrials                    3,519            -              -        3,519
 Information Technology         9,707            -              -        9,707
 Materials                        956            -              -          956
 Telecommunications             1,189            -              -        1,189
 Utilities                        301            -              -          301
Derivatives                     4,580        1,724*             -        6,304
-------------------------------------------------------------------------------
Total                         $54,542     $  1,724       $      -     $ 56,266
===============================================================================

(b) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) SECURITIES SOLD SHORT
The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but rather has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund's obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral held in a segregated account at the custodian. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from a short sale may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Short equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Short equity securities for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Short equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Readily marketable short equity securities listed on an exchange are valued at the last reported sale price on the primary exchange or in the principal over the counter ("OTC") market on which they are traded.

(d) CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are included as net realized gains or losses on foreign currency forwards and currency transactions in the Fund's Statement of Operations.

Foreign exchange gain or loss on assets and liabilities, other than investments, are included in unrealized appreciation (depreciation) on foreign currency translations.

(e) DISTRIBUTIONS TO SHAREHOLDERS
The Fund declares and pays quarterly dividends to common shareholders. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income, short-term capital gains and premiums received on certain written options. Realized short-term capital gains and premiums received on certain options are considered ordinary income for tax purposes and will be reclassified at the Fund's fiscal year end on the Fund's Statement of Assets and Liabilities from accumulated net realized loss to accumulated net investment loss. Any net realized long-term capital gains will be distributed annually to common shareholders. It is likely that a substantial portion of the distributions paid during the calendar year will ultimately be classified as return of capital for federal income tax purposes.

(f) SUBSEQUENT EVENTS
Effective June 30, 2009, the Fund adopted Statement of Financial Accounting Standards No. 165 ("SFAS No. 165"), "Subsequent Events". SFAS No. 165 requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. SFAS No. 165 is intended to establish general standards of accounting and for disclosure of events that occur after the balance sheet date but before the financial statements are issued or are available to be issued. The Fund has performed an evaluation of subsequent events through August 24, 2009, which is the date the financial statements were issued.

Note 3 - INVESTMENT ADVISORY AGREEMENT, SUB-ADVISORY AGREEMENT
         AND OTHER AGREEMENTS:

Pursuant to an Investment Advisory Agreement (the "Agreement") between the Fund and Claymore Advisors, LLC (the "Adviser"), the Adviser will furnish offices, necessary facilities and equipment, oversee the activities of Analytic Investors, LLC. ("Analytic"or the "Sub-Adviser"), provide personnel including certain officers required for its administrative management and pay the compensation of all officers and trustees of the Fund who are its affiliates. As compensation for these services, the Fund will pay the Adviser an annual fee, payable monthly, in an amount equal to 1.00% of the Fund's average daily total net assets.

Pursuant to a Sub-Advisory Agreement (the "Sub-Advisory Agreement") between the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser under the supervision of the Fund's Board of Trustees and the Adviser, provides a continuous investment program for the Fund's portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are its affiliates. As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund's average daily total net assets. Analytic is an affiliate of Old Mutual (US) Holdings, Inc.


                                          Semiannual Report | June 30, 2009 | 21

OLA | Old Mutual/Claymore Long-Short Fund | NOTES TO FINANCIAL STATEMENTS (unaudited) continued

The Adviser provides Fund Administration services to the Fund. For its services, the Adviser receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily total net assets of the Fund:

NET ASSETS                                                                  RATE
================================================================================
First $200,000,000                                                       0.0275%
Next $300,000,000                                                        0.0200%
Next $500,000,000                                                        0.0150%
Over $1,000,000,000                                                      0.0100%

The Bank of New York Mellon ("BNY") acts as the Fund's custodian, accounting agent, and transfer agent. As custodian, BNY is responsible for the custody of the Fund's assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Certain officers and trustees of the Fund are also officers and directors of the Adviser or the Sub-Adviser. The Fund does not compensate its officers or trustees who are officers of the aforementioned firms.

Note 4 - FEDERAL INCOME TAXES:
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Capital losses and foreign currency transactions incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and elected to defer capital losses and foreign currency related losses from 2008 in the amount of $10,379,228 and $1,619,801, respectively.

Information on the tax components of investments, excluding short sales transactions and excluding written options, and net assets as of June 30, 2009 is as follows:

                                                                        NET TAX
     COST OF                                         NET TAX         UNREALIZED
 INVESTMENTS      GROSS TAX       GROSS TAX       UNREALIZED    APPRECIATION ON
     FOR TAX     UNREALIZED      UNREALIZED  DEPRECIATION ON    DERIVATIVES AND
    PURPOSES   APPRECIATION    DEPRECIATION      INVESTMENTS   FOREIGN CURRENCY
================================================================================
$264,817,178     $3,374,684   ($40,295,007)    ($36,920,323)           $638,288

Information on the tax components of securities sold short as of June 30, 2009 is as follows:

                                                                        NET TAX
 PROCEEDS FROM                                                       UNREALIZED
    SECURITIES          GROSS TAX            GROSS TAX             DEPRECIATION
SOLD SHORT FOR         UNREALIZED           UNREALIZED            ON SECURITIES
  TAX PURPOSES       APPRECIATION         DEPRECIATION               SOLD SHORT
================================================================================
   $43,436,051         $1,061,716         ($7,587,243)             ($6,525,527)

Tax components of the following balances as of December 31, 2008 are as follows:

                                                              DECEMBER 31, 2008
================================================================================
Accumulated Net Investment Loss                                    ($1,619,801)
Accumulated Capital and Other Losses                              ($37,913,175)


For the year ended December 31, 2008, the tax character of distributions paid to shareholders as reflected in the Statement of Changes in Net Assets, was as follows:

DISTRIBUTIONS PAID FROM:                                                   2008
================================================================================
Ordinary Income                                                  $    2,749,600
Capital Gain                                                              5,713
Return of Capital                                                    27,653,071
--------------------------------------------------------------------------------
                                                                 $   30,408,384
--------------------------------------------------------------------------------

At December 31, 2008, for federal income tax purposes, the Fund had a capital loss carryforward of $27,533,947 available to offset possible future capital gains. The capital loss carryforward is set to expire December 31, 2016.

Effective January 1, 2008, the Fund adopted the provisions of FASB Interpretation No. 48 ("FIN 48") Accounting for Uncertainty in Income Taxes. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implication of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements.

FIN 48 requires the Fund to analyze all open tax years. Open tax years are those years that are open for examination by the relevant income taxing authority. Open federal and state income tax years include the tax years ended 2005, 2006, 2007 and 2008. The Fund has no examinations in progress.

Note 5 - INVESTMENT TRANSACTIONS:
For the six months ended June 30, 2009, purchases and sales of investments, excluding written options with maturities of less than one year and short-term securities, were $320,945,947 and $332,317,816, respectively.

Note 6 - DERIVATIVES:
In March 2008, the FASB issued SFAS No.161, "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations, and cash flows. The Fund adopted SFAS No. 161 effective January 1, 2009.

The Fund may engage in asset allocation strategies by purchasing or selling futures contracts on U.S. and foreign securities, indices and other assets. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement in which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities. The Fund may use futures contracts in an attempt to enhance the Fund's investment returns, as an efficient way to gain broad market exposure with reduced transac-


22 | Semiannual Report | June 30, 2009

OLA | Old Mutual/Claymore Long-Short Fund | NOTES TO FINANCIAL STATEMENTS (unaudited) continued

tion costs and/or to hedge against market and other risks in the Fund's portfolio. There are a number of risks associated with the use of futures contracts. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. If futures are used for hedging, there can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's portfolio securities being hedged. During the period covered by this report, Analytic also pursued a global asset allocation strategy which sought to generate incremental investment returns with a low correlation to the rest of the Fund's portfolio by taking long and short positions in global equity and fixed-income markets. Given the unprecedented volatility in the market and performance of the global asset allocation, the Fund announced on July 20, 2009 that it is suspending its use of this component of its overall investment strategy. The other elements of the strategy remain unchanged.

The Fund will opportunistically employ an option strategy in an attempt to generate gains from option premiums, enhance distributions payable to the Fund's shareholders and reduce overall portfolio risk. The Fund intends to pursue its options strategy primarily by writing call options on equity indices. As the writer (seller) of an equity index call option, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Fund any appreciation in the cash value of the index over the strike price upon exercise. If the purchaser exercises the index option sold by the Fund, the Fund would pay the purchaser the difference between the cash value of the index and the strike price. In effect, the Fund sells the potential appreciation in the value of the index above the strike price in exchange for the premium.

The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts are included in net realized gain or loss on foreign currency forwards and currency transactions on the Statement of Operations. Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation on foreign currency forwards and currency translation on the Statement of Operations. The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

At June 30, 2009, the following futures contracts were outstanding:

                                                                                          UNREALIZED
                                                                       NUMBER OF        APPRECIATION
LONG CONTRACTS                                                         CONTRACTS      (DEPRECIATION)
-----------------------------------------------------------------------------------------------------
Australian Dollar - September 2009
  (Current notional value of $80,290 per contract)                           365       $     123,740
British Pound - September 2009
  (Current notional value of $102,894 per contract)                           76              43,446
China Hang Seng Index - July 2009
  (Current notional value of 921,000 Hong Kong dollars per contract)           2               3,893
France CAC 40 10 Euros - July 2009
  (Current notional value of 31,360 Euro per contract)                       218            (251,275)
Germany DAX Index - September 2009
  (Current notional value of 120,488 Euro per contract)                        7             (19,333)
Japanese Yen - September 2009
  (Current notional value of $129,850 per contract)                           48             107,158
Japan TOPIX Index - September 2009
  (Current notional value of 9,245,000 Japanese Yen per contract)             92              61,387
Spain IBEX 35 Index - July 2009
  (Current notional value of 97,170 Euro per contract)                       106             422,350
Swedish Krona - September 2009
  (Current notional value of $259,420 per contract)                          120            (232,380)
United Kingdom FTSE 100 Index - September 2009
  (Current notional value of 42,180 Pound Sterling per contract)              93            (115,846)
U.S. CBOE Volatility Index - July 2009
  (Current notional value of $28,050 per contract)                           160            (407,200)
U.S. S&P 500 EMINI - September 2009
  (Current notional value of $45,775 per contract)                           229              (4,785)
-----------------------------------------------------------------------------------------------------
                                                                           1,516      $     (268,845)
-----------------------------------------------------------------------------------------------------

                                                                                          UNREALIZED
                                                                       NUMBER OF        APPRECIATION
SHORT CONTRACTS                                                        CONTRACTS      (DEPRECIATION)
-----------------------------------------------------------------------------------------------------
Amsterdam Exchanges Index - July 2009
  (Current notional value of 50,890 Euro per contract)                        77      $       86,215
Australia SPI 200 Index - September 2009
  (Current notional value of 97,525 Australian dollars per contract)         183             225,471
Canada S&P/TSE 60 Index - September 2009
  (Current notional value of 125,420 Canadian dollars per contract)          121             351,930
Canadian Dollar - September 2009
  (Current notional value of $86,100 per contract)                           353           1,481,758
Euro FX - September 2009
  (Current notional value of $175,500 per contract)                          183             (46,482)
Italy FTSE/MIB Index - September 2009
  (Current notional value of 95,440 Euro per contract)                        32             107,198
New Zealand Dollar - September 2009
  (Current notional value of $64,310 per contract)                           300            (517,200)
Sweden OMXS30 - July 2009
  (Current notional value of 79,500 Swedish Krona per contract)              942            (129,581)
-----------------------------------------------------------------------------------------------------
                                                                           2,191      $    1,559,309
-----------------------------------------------------------------------------------------------------
                                                                           3,707      $    1,290,464
=====================================================================================================

                                          Semiannual Report | June 30, 2009 | 23

OLA | Old Mutual/Claymore Long-Short Fund | NOTES TO FINANCIAL STATEMENTS (unaudited) continued

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets Liabilities as of June 30, 2009.

STATEMENT OF ASSET AND LIABILITY PRESENTATION OF FAIR VALUES OF DERIVATIVE
INSTRUMENTS:
-----------------------------------------------------------------------------------
(AMOUNT IN THOUSANDS)

AS OF JUNE 30, 2009              ASSET DERIVATIVES          LIABILITY DERIVATIVES
-----------------------------------------------------------------------------------
DERIVATIVES NOT ACCOUNTED
FOR AS HEDGING INSTRUMENTS   BALANCE SHEET       FAIR      BALANCE SHEET      FAIR
UNDER STATEMENT 133          LOCATION           VALUE      LOCATION          VALUE
-----------------------------------------------------------------------------------
Foreign exchange             Variation margin              Variation margin
contracts                    on futures        $1,756*     on futures         $796*
                             Variation margin              Variation margin
Equity contracts             on futures         1,258*     on futures          928*
                             Options written,
Equity contracts             at value               5      N/A                   -
-----------------------------------------------------------------------------------
Total                                          $3,019                       $1,724
===================================================================================

* Reflects cumulative appreciation/depreciation of futures contracts as presented in the Notes to Financial Statements. The variation margin as of June 30, 2009 is reflected on the Statement of Assets and Liabilities.

The following table presents the effect of Derivatives Instruments on the Statement of Operations for the six months ended June 30, 2009.

EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE PERIOD ENDED JUNE 30, 2009:
--------------------------------------------------------------------------------
(AMOUNT IN THOUSANDS)
                  AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES
--------------------------------------------------------------------------------
DERIVATIVES NOT ACCOUNTED FOR AS
HEDGING INSTRUMENTS UNDER                              FOREIGN CURRENCY
STATEMENT 133                 FUTURES      OPTIONS     FORWARDS           TOTAL
--------------------------------------------------------------------------------
Foreign exchange contracts    $   511   $        -     $    1,238      $  1,749
Equity contracts                  864            -              -           864
Equity contracts                    -       (5,236)             -        (5,236)
--------------------------------------------------------------------------------
Total                         $ 1,375   $   (5,236)    $    1,238      $ (2,623)
================================================================================

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES
--------------------------------------------------------------------------------
DERIVATIVES NOT ACCOUNTED FOR AS
HEDGING INSTRUMENTS UNDER                              FOREIGN CURRENCY
STATEMENT 133                 FUTURES      OPTIONS     FORWARDS           TOTAL
--------------------------------------------------------------------------------
Foreign exchange contracts    $   960   $        -     $   (1,220)      $  (260)
Equity contracts                1,025            -              -         1,025
Interest rate contracts        (2,616)           -              -        (2,616)
Equity contracts                    -       (1,729)             -        (1,729)
--------------------------------------------------------------------------------
Total                         $  (631)  $   (1,729)    $   (1,220)      $(3,580)
================================================================================

Transactions in written call option contracts during the six months ended June 30, 2009 were as follows:

                                                      NUMBER OF        PREMIUMS
                                                      CONTRACTS        RECEIVED
--------------------------------------------------------------------------------
Options outstanding, beginning of year                    4,737    $  5,563,001
--------------------------------------------------------------------------------
Options written, during the period                      169,522      99,687,525
Options expired, during the period                      (24,222)    (10,024,213)
Options closed, during the period                      (140,216)    (90,642,161)
--------------------------------------------------------------------------------
Options outstanding, end of period                        9,821    $  4,584,152
================================================================================

Transactions in futures contracts during the six months ended June 30, 2009 were as follows:

                                                                      NUMBER OF
                                                                      CONTRACTS
--------------------------------------------------------------------------------
Futures outstanding, beginning of year                                    3,787
--------------------------------------------------------------------------------
Futures opened                                                           25,555
Futures closed                                                          (25,635)
--------------------------------------------------------------------------------
Futures outstanding, end of period                                        3,707
================================================================================

NOTE 7 - CAPITAL:

COMMON SHARES
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 19,005,240 issued and outstanding.

There were no transactions in common shares during the six months ended June 30, 2009 nor the year ended December 31, 2008.

NOTE 8 - INDEMNIFICATIONS:
In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 - SUBSEQUENT EVENTS:
On July 17, 2009, Claymore Group Inc., the parent of the Adviser, entered into an Agreement and Plan of Merger between and among Claymore Group Inc., Claymore Holdings, LLC and GuggClay Acquisition, Inc., (with the latter two entities being wholly-owned, indirect subsidiaries of Guggenheim Partners, LLC ("Guggenheim")) whereby GuggClay Acquisition, Inc. will merge into Claymore Group Inc. which will be the surviving entity. The parties intend that the completed merger will result in a change-of-control whereby Claymore Group Inc. and its subsidiaries, including the Adviser, will become indirect, wholly-owned subsidiaries of Guggenheim. The transaction is not expected to affect the daily operations of the Fund or the investment management activities of the Adviser.

Under the 1940 Act, consummation of this transaction will result in the automatic termination of the Advisory Agreement. Accordingly, prior to such consummation, the Fund expects to enter into a new investment advisory agreement with the Adviser, to become effective upon the consummation of the transaction. This new investment advisory agreement will be subject to the initial approval of the Board of Trustees and subsequent approval by the Fund's shareholders.


24 | Semiannual Report | June 30, 2009

OLA | Old Mutual/Claymore Long-Short Fund

Supplemental  INFORMATION | (unaudited)


FEDERAL INCOME TAX INFORMATION
In January 2010, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2009.


RESULTS OF SHAREHOLDER VOTES
The Annual Meeting of Shareholders of the Fund was held on July 20, 2009. Common shareholders voted on the election of Trustees.

With regard to the election of the following Class I Trustees by common shareholders of the Fund:

                                 # OF SHARES                        # OF SHARES
                                    IN FAVOR                           WITHHELD
================================================================================
Matthew J. Appelstein             16,158,316                          1,106,127
Randall C. Barnes                 16,208,084                          1,056,359

The other Trustees of the Fund whose terms did not expire in 2009 are Steven D. Cosler, Robert M. Hamje, L. Kent Moore, Ronald A. Nyberg, Ronald E. Toupin, Jr. and Nicholas Dalmaso.


TRUSTEES
The Trustees of the Old Mutual/Claymore Long-Short Fund and their principal occupations during the past five years:

                                                                                    NUMBER OF
NAME, ADDRESS,* YEAR OF       TERM OF OFFICE**   PRINCIPAL OCCUPATIONS DURING       PORTFOLIOS IN THE
BIRTH AND POSITION(S)         AND LENGTH OF      THE PAST FIVE YEARS AND            FUND COMPLEX***         OTHER DIRECTORSHIPS
HELD WITH REGISTRANT          TIME SERVED        OTHER AFFILIATIONS                 OVERSEEN BY TRUSTEE     HELD BY TRUSTEE
===================================================================================================================================
INDEPENDENT TRUSTEES:
===================================================================================================================================
Randall C. Barnes             Since 2005         Private Investor (2001-present).          43               None.
Year of Birth: 1951                              Formerly, Senior Vice President
Trustee                                          & Treasurer, PepsiCo. Inc.
                                                 (1993-1997), President, Pizza Hut
                                                 International (1991-1993) and
                                                 Senior Vice President, Strategic
                                                 Planning and New Business Development
                                                 (1987-1990) of PepsiCo, Inc.
                                                 (1987-1997).
-----------------------------------------------------------------------------------------------------------------------------------
Steven D. Cosler              Since 2005         Formerly, President, Chief Executive      2                Director, SXC Health
Year of Birth: 1955                              Officer and Director of Priority                           Solutions, Corp.
Trustee                                          Healthcare Corp. (2002-2005).
                                                 Formerly, President and Chief
                                                 Operating Officer of Priority
                                                 Healthcare Corp. (2001-2002).
                                                 Formerly, Executive Vice President
                                                 and Chief Operating Officer of
                                                 Priority Healthcare Corp.
                                                 (2000-2001).
-----------------------------------------------------------------------------------------------------------------------------------
Robert M. Hamje               Since 2005         Formerly, President and Chief             2                Trustee, Old Mutual
Year of Birth: 1942                              Investment Officer of TRW                                  Advisor Mutual Funds.
Trustee                                          Investment Management Co.
                                                 (1990-2003).
-----------------------------------------------------------------------------------------------------------------------------------
L. Kent Moore                 Since 2005         Partner at WilSource Enterprise           2                Trustee, Old Mutual
Year of Birth: 1955                              (December 2005-Present).                                   Advisor Mutual Funds.
Trustee                                          Previously, Managing Director
                                                 High Sierra Energy L.P.,
                                                 (2004-2005). Formerly, Portfolio
                                                 Manager and Vice President of
                                                 Janus Capital Corp. (2000-2002)
                                                 and Senior Analyst/Portfolio
                                                 Manager of Marsico Capital
                                                 Management (1997-1999).
-----------------------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg              Since 2005         Partner of Nyberg & Cassioppi,            46               None.
Year of Birth: 1953                              LLC, a law firm specializing in
Trustee                                          corporate law, estate planning
                                                 and business transactions
                                                 (2000-present). Formerly, Executive
                                                 Vice President, General Counsel and
                                                 Corporate Secretary of Van Kampen
                                                 Investments (1982-1999).
-----------------------------------------------------------------------------------------------------------------------------------
Ronald E. Toupin, Jr.         Since 2005         Retired. Formerly, Vice President,        43               None.
Year of Birth: 1958                              Manager and Portfolio Manager of
Trustee                                          Nuveen Asset Management
                                                 (1998-1999), Vice President of
                                                 Nuveen Investment Advisory Corp.
                                                 (1992-1999), Vice President and
                                                 Manager of Nuveen Unit Investment
                                                 Trusts (1991-1999), and Assistant
                                                 Vice President and Portfolio
                                                 Manager of Nuveen Unit Investment
                                                 Trusts (1988-1999), each of John
                                                 Nuveen & Co., Inc. (1982-1999).
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
===================================================================================================================================
Matthew J. Appelstein+        Since 2005         Senior Vice President of Product          2                None.
Year of Birth: 1961                              Strategy and Retirement Solutions
Trustee                                          Planning, Director of Investment
                                                 Services, Old Mutual Asset Management
                                                 (2003-present). Formerly, Senior Vice
                                                 President of Consulting Relationships,
                                                 Fidelity Management Trust Co.
                                                 (1998-2003).
-----------------------------------------------------------------------------------------------------------------------------------
Nicholas Dalmaso++            Since 2005         Attorney. Formerly, Senior Managing       45               None.
Year of birth: 1965                              Director and Chief Administrative
Trustee                                          Officer (2007-2008) and General
                                                 Counsel (2001-2007)of Claymore
                                                 Advisors, LLC and Claymore
                                                 Securities, Inc. (2001-2008).
                                                 Formerly, Assistant General
                                                 Counsel, John Nuveen and Company,
                                                 Inc. (1999-2000). Former Vice
                                                 President and Associate General
                                                 Counsel of Van Kampen Investments,
                                                 Inc. (1992-1999).
-----------------------------------------------------------------------------------------------------------------------------------

* Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

** After a Trustee's initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

     -Messrs. Appelstein and Barnes, as Class I Trustees, are expected to stand for re-election at the Fund's 2012 annual meeting of shareholders.

     -Messrs. Cosler, Dalmaso and Hamje, as Class II Trustees, are expected to stand for re-election at the Fund's 2010 annual meeting of shareholders.

     -Messrs. Moore, Nyberg and Toupin, as Class III Trustees, are expected to stand for re-election at the Fund's 2011 annual meeting of shareholders.

*** The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.

+ Mr. Appelstein is an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Old Mutual Asset Management, the parent company of the Fund's Sub-Adviser.

++ Mr. Dalmaso is an "interested person" (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his former position as an officer of, and his equity ownership in, the Fund's Investment Adviser and certain of its affiliates.

                                          Semiannual Report | June 30, 2009 | 25

OLA | Old Mutual/Claymore Long-Short Fund | SUPPLEMENTAL INFORMATION (unaudited) continued


OFFICERS
The Officers of the Old Mutual/Claymore Long-Short Fund and their principal occupations during the past five years:


NAME, ADDRESS*, YEAR OF BIRTH AND       TERM OF OFFICE** AND        PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
POSITION(S) HELD WITH REGISTRANT        LENGTH OF TIME SERVED       AND OTHER AFFILIATIONS
====================================================================================================================================
OFFICERS:
====================================================================================================================================
J. Thomas Futrell                       Since 2008                  Senior Managing Director and Chief Investment Officer of
Year of birth: 1955                                                 Claymore Advisors, LLC and Claymore Securities, Inc.
Chief Executive Officer                                             (2008-present). Chief Executive Officer  of certain other funds in the Fund Complex. Formerly, Managing Director of Research,
                                                                    Nuveen Asset Management (2000-2007).
------------------------------------------------------------------------------------------------------------------------------------
Kevin M. Robinson                       Since 2008                  Senior Managing Director and General Counsel of Claymore
Year of birth: 1959                                                 Advisors, LLC, Claymore Securities, Inc. and Claymore Group
Chief Legal Officer                                                 Inc. (2007-present). Chief Legal Officer of certain other funds in the Fund Complex. Formerly, Associate General Counsel and
                                                                    Assistant Corporate Secretary of NYSE Euronext, Inc.
                                                                    (2000-2007).
------------------------------------------------------------------------------------------------------------------------------------
Steven M. Hill                          Since 2005                  Senior Managing Director of Claymore Advisors, LLC and Claymore
Year of Birth: 1964                                                 Securities, Inc. (2005- present). Previously, Chief Financial
Chief Accounting Officer,                                           Officer of Claymore Group Inc. (2005-2006). Managing Director
Chief Financial Officer and Treasurer                               of Claymore Advisors, LLC and Claymore Securities, Inc.
                                                                    (2003-2005). Treasurer of Henderson Global Funds and Operations
                                                                    Manager for Henderson Global Investors (North America) Inc.
                                                                    (2002-2003); Managing Director, FrontPoint Partners LLC
                                                                    (2001-2002); Vice President, Nuveen Investments (1999-2001);
                                                                    Chief Financial Officer, Skyline Asset Management LP (1999);
                                                                    Vice President, Van Kampen Investments and Assistant Treasurer,
                                                                    Van Kampen mutual funds (1989-1999).
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Mathiasen                       Since 2009                  Vice President, Assistant General Counsel of Claymore Group
Year of Birth: 1978                                                 Inc. (2007 to present). Secretary of certain funds in the Fund
Secretary                                                           Complex. Previously, Law Clerk for the Idaho State Courts
                                                                    (2003-2007).
------------------------------------------------------------------------------------------------------------------------------------
Bruce Saxon                             Since 2006                  Vice President-Fund Compliance Officer of Claymore Group Inc.
Year of Birth: 1957                                                 (Feb 2006-present). Previously, Chief Compliance
Chief Compliance Officer                                            Officer/Assistant Secretary of Harris Investment Management,
                                                                    Inc. (2003-2006). Director-Compliance of Harrisdirect LLC
                                                                    (1999-2003).
------------------------------------------------------------------------------------------------------------------------------------

*    Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

26 | Semiannual Report | June 30, 2009

OLA | Old Mutual/Claymore Long-Short Fund

Dividend Reinvestment PLAN |(unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Bank of New York Mellon (the "Plan Administrator"), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either
(i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, BNY Mellon Shareowner Services, PO Box 358015, Pittsburgh, PA 15252-8015, Phone Number: (866) 488-3559.



                                          Semiannual Report | June 30, 2009 | 27

OLA | Old Mutual/Claymore Long-Short Fund

Board Considerations Regarding Investment
Advisory Agreement and Subadvisory Agreement CONTRACT RE-APPROVAL |

On January 20, 2009, the Board of Trustees (the "Board"), including those trustees who are not interested persons as defined by the Investment Company Act of 1940 (the "Independent Trustees") of the Old Mutual/Claymore Long-Short Fund (the "Fund") met to consider the renewal of: (1) the investment advisory agreement ("Investment Advisory Agreement") between the Fund and Claymore Advisors, LLC ("Adviser") and (2) the subadvisory agreement (the "Subadvisory Agreement") among the Adviser, the Fund and Analytic Investors LLC (the "Subadviser"). (The Investment Advisory Agreement and the Subadvisory Agreement are together referred to as the "Advisory Agreements.") As part of its review process, the Nominating and Governance Committee of the Board (referred to as the "Committee" and consisting solely of the Independent Trustees) was represented by independent legal counsel. The Board reviewed materials received from the Adviser, Subadviser and independent legal counsel.

In preparation for its review, the Committee communicated with independent legal counsel regarding the nature of information to be provided, and independent legal counsel, on behalf of the Committee, sent a formal request for information. The Adviser and the Subadviser provided extensive information in response to the request as well as to a follow-up request for supplemental information. Among other information, the Adviser and the Subadviser provided general information to assist the Committee in assessing the nature and quality of services provided by the Adviser and the Subadviser and information comparing the investment performance, advisory fee and total expenses of the Fund to other funds, information about the profitability of the Advisory Agreements to the Adviser and the Subadviser and the compliance program of each of the Adviser and the Subadviser.

Based upon their review, the Committee and the Board concluded that it was in the best interests of the Fund to renew each of the Advisory Agreements. In reaching this conclusion for the Fund, no single factor was determinative in the Board's analysis, but rather the Board considered a variety of factors.


INVESTMENT ADVISORY AGREEMENT
With respect to the nature, extent and quality of services currently provided by the Adviser, the Board noted that the Adviser had delegated responsibility for the investment and reinvestment of the Fund's assets to the Subadviser. The Board considered the Adviser's responsibility to oversee the Subadviser and that the Adviser has similar oversight responsibilities for other registered funds for which it serves as investment adviser. The Board reviewed financial information regarding the Adviser and its parent company and considered the parent company's guaranty of the Adviser's obligations under the Investment Advisory Agreement. The Board considered the experience and qualifications of the personnel providing services to the Fund. Specifically, the Board noted the ongoing oversight activities performed by the Adviser, including on-site diligence visits and regular monitoring of compliance with policies and procedures and with the Fund's investment parameters as described in its prospectus and statement of additional information. The Board considered the secondary market support services provided by the Adviser to the Fund and the Adviser's collaboration with the Sub-Adviser in evaluating the Fund's distribution rate.

The Board reviewed the Fund's investment performance by reviewing the Fund's return on a net asset value and market price basis for the three month, six month, one year and since inception (August 25, 2005) periods ended December 31, 2008 and compared it to the net asset value and market price returns of a peer group of closed-end funds selected by the Adviser, which also invest primarily in domestic equity securities and which employ an index options selling strategy or short equity securities ("peer group funds"), the performance of an open-end fund managed by the Sub-Adviser with the same investment strategy as the Fund and the Fund's benchmark indices (the S&P 500 Index and the CBOE Buy-Write (BXM) Index) for the same time periods. The Board also considered that the Adviser does not directly control investment performance but had delegated such duties to the Subadviser.

The Board considered the Fund's advisory fee (which includes the subadvisory fee paid to the Subadviser) and expense ratio to the peer group of funds and to the advisory fee that the Adviser charges to other closed-end funds for which it serves as adviser. The Board also reviewed the mean and median advisory fees and expense ratios of the peer group of funds.

With respect to the costs of services to be provided and profits realized by the Adviser from its relationship to the Fund, the Board reviewed information regarding the revenues the Adviser received under the Investment Advisory Agreement as well as the estimated direct and indirect costs the Adviser incurs in providing the services described in the Investment Advisory Agreement, including paying the subadvisory fees to the Subadviser.

The Board considered the extent to which economies of scale could be realized with respect to the management of the Fund as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors and also considered the current assets of the Fund. Given the size of the Fund, the Board does not anticipate significant economies of scale in the coming year.

The Board considered other benefits available to the Adviser because of its relationship to the Fund and noted that the administrative services fees received by the Adviser from serving as administrator to the Fund provided it with additional revenue.


SUBADVISORY AGREEMENT
With respect to the nature, extent and quality of services provided by the Subadviser, the Board considered the qualifications, experience, good reputation and skills of the Subadviser's portfolio management and other key personnel. The Board considered the Subadviser's ability to achieve the Fund's investment objective of seeking a high level of current income and gains with a secondary objective of long-term capital appreciation, and noted the Fund's performance relative to its benchmark indices and the peer group of funds.

In evaluating investment performance, the Board reviewed the level of the Fund's distributions and the Fund's investment performance on a net asset value basis relative to the S&P 500 and BXM indices over relevant time periods. The Board noted that for the year ended December 31, 2008 that the Fund had outperformed the S&P 500 on a net asset value basis although the Fund's performance had been negative on an absolute basis.



28 | Semiannual Report | June 30, 2009

OLA | Old Mutual/Claymore Long-Short Fund | BOARD CONSIDERATIONS REGARDING INVESTMENT ADVISORY AGREEMENT AND SUBADVISORY AGREEMENT CONTRACT RE-APPROVAL continued

The Board reviewed the subadvisory fee paid by the Adviser to the Subadviser and compared it to the fees charged by the Subadviser to other accounts with investment strategies comparable to the Fund's for which the Subadviser serves as adviser or subadviser, including to a registered open-end investment company with the same investment strategy as the Fund.

With respect to the costs of services to be provided and profits realized by the Subadviser from its relationship to the Fund, the Board reviewed information regarding the revenues the Subadviser received under the Subadvisory Agreement and estimated direct and indirect allocated expenses of the Subadviser in providing services under the Subadvisory Agreement.

The Board reviewed the extent to which economies of scale with respect to the subadvisory services provided to the Fund would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. Given the size of the Fund, the Board does not anticipate significant economies of scale.

The Board considered other benefits derived by the Subadviser from its relationship with the Fund. The Board noted the Subadviser's statement that it does not enter into soft dollar arrangements and that it is not aware of any other benefits from its relationship with the Fund.


OVERALL CONCLUSIONS
Based upon all of the information considered and the conclusions reached, the Board determined that the terms of each Advisory Agreement continue to be fair and reasonable, taking into consideration the costs of services to be provided and profit realized, economies of scale and other benefits available to the Adviser and Sub-Adviser.



                                          Semiannual Report | June 30, 2009 | 29

OLA | Old Mutual/Claymore Long-Short Fund

Fund INFORMATION |


BOARD OF TRUSTEES
Matthew J. Appelstein*
Randall C. Barnes
Steven D. Cosler
Nicholas Dalmaso**
Robert M. Hamje
L. Kent Moore
Ronald A. Nyberg
Ronald E. Toupin, Jr.

* Trustee is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, as a result of his position as an officer of Old Mutual Asset Management, the parent company of the Fund's Sub-Adviser.

** Trustee is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, as a result of his former position as an officer of, and his equity ownership in, the Fund's Investment Adviser and certain of its affiliates.


OFFICERS

J. Thomas Futrell
Chief Executive Officer

Kevin Robinson
Chief Legal Officer

Steven M. Hill
Chief Accounting Officer, Chief
Financial Officer and Treasurer

Mark Mathiasen
Secretary

Bruce Saxon
Chief Compliance Officer

INVESTMENT ADVISER
Claymore Advisors, LLC
Lisle, Illinois

INVESTMENT SUB-ADVISER
Analytic Investors, LLC
Los Angeles, California

ADMINISTRATOR
Claymore Advisors, LLC
Lisle, Illinois

ACCOUNTING AGENT, CUSTODIAN
AND TRANSFER AGENT
The Bank of New York Mellon
New York, New York

LEGAL COUNSEL
Skadden, Arps, Slate,
Meagher & Flom LLP
Chicago, Illinois

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
Chicago, Illinois


PRIVACY PRINCIPLES OF OLD MUTUAL/CLAYMORE LONG-SHORT FUND FOR SHAREHOLDERS
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

QUESTIONS CONCERNING YOUR SHARES OF OLD MUTUAL/CLAYMORE LONG-SHORT FUND?

o    If your shares are held in a Brokerage Account, contact your Broker.

o If you have physical possession of your shares in certificate form, contact the Fund's Custodian and Transfer Agent:
     The Bank of New York Mellon, 101 Barclay 11E, New York, New York 12086
     (866) 488-3559

This report is sent to shareholders of Old Mutual/Claymore Long-Short Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 882-0688.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (866) 882-0688, by visiting Claymore's website at www.claymore/ola or by accessing the Fund's Form N-PX on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at www.sec.gov or by visiting Claymore's website at www.claymore/ola. The Fund's Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

In August 2009, the Fund submitted a CEO annual certification to the NYSE in which the Fund's principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund's principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund's disclosure controls and procedures and internal control over financial reporting.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market.



                                          Semiannual Report | June 30, 2009 | 31

OLA | Old Mutual/Claymore Long-Short Fund

About the FUND MANAGER |

ANALYTIC INVESTORS, LLC
Analytic Investors specializes in the application of systematic investment processes to evaluate and exploit opportunities in the global equity, fixed income and derivative securities markets. Based in Los Angeles and wholly owned by Old Mutual plc, Analytic employs 35 professionals and manages more than $8 billion.
The firm manages a range of traditional, long-only equity products as well as a number of absolute return strategies. The firm was founded in 1970 and, since that time, has focused on delivering valued-added, risk-controlled investment strategies to its range of institutional, fund-of-fund, and high net worth clients.


INVESTMENT PHILOSOPHY
Analytic's philosophy is anchored in the conviction that the systematic application of quantitative techniques to assess opportunity has the potential to deliver quality, risk-adjusted performance, regardless of market cycle. Analytic's quantitative methods bring together the best attributes of individual security selection and unbiased portfolio modeling, yielding a management style that is both disciplined and responsive.


INVESTMENT PROCESS
Analytic's innovative research seeks to uncover the factors that are driving performance and are likely to be important going forward. Two core beliefs underlie the firm's investment process:

     o The attractiveness of every security is determined by a multitude of factors that can be measured.

     o The desirability of a security's characteristics change with economic conditions.

Sophisticated quantitative techniques enable Analytic to simultaneously analyze a variety of unique characteristics - such as relative valuation, growth potential, historical returns, liquidity and risk - in an effort to identify and exploit opportunities. Analytic uses thorough statistical analysis in an attempt to identify the merits of each security as well as the relationships between each security's measurable characteristics that may be driving its performance.

Analytic's proprietary multi-factor return models are applied in a risk-controlled environment. The firm's highly evolved and successful approach, supported by the research efforts of its investment team, capitalizes on opportunity while neutralizing systematic market exposure and overall risk.







CLAYMORE SECURITIES, INC.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC
(08/09)                                                                  OLA
                                                                        LISTED
            NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE     NYSE(R)


                                                                    OLA-SAR-0609

ITEM 2. CODE OF ETHICS.

Not applicable for a semi-annual reporting period.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for a semi-annual reporting period.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for a semi-annual reporting period.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable for a semi-annual reporting period.

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for a semi-annual reporting period.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     (a)  Not applicable for a semi-annual reporting period.

     (b) There has been no change, as of the date of this filing, in the Portfolio Manager identified in response to paragraph (a) (1) of this item in the registrant's most recent annual report on Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a3(c) under the Investment Company Act of 1940) as of a date within 90 days of this filing and have concluded based on such evaluation, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act of 1940.

(a)(3) Not Applicable.

(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act of 1940.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Old Mutual/Claymore Long-Short Fund
            ------------------------------------

By:      /s/ J. Thomas Futrell
         -----------------------------------------------------------------------

Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date:    September 2, 2009

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ J. Thomas Futrell
         -----------------------------------------------------------------------

Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date:    September 2, 2009

By:      /s/ Steven M. Hill
         -----------------------------------------------------------------------

Name:    Steven M. Hill

Title:   Treasurer and Chief Financial Officer

Date:    September 2, 2009